                                                                    Exhibit 24.2


                             SECRETARY'S CERTIFICATE

            The undersigned hereby certifies in connection with the filing by Burns, Philp & Company Limited (ACN 000 000 359) (the "Company") and certain of its subsidiaries, including Burns Philp Capital Pty Limited (ACN 100 768 803) and Burns Philp Capital (U.S.) Inc. of a registration statement on Form F-4, for registration of U.S.$210 million aggregate principal amount of 10 3/4% Senior Subordinated Notes due 2011, that she is the duly elected Secretary of the Company and that, as such, is duly authorized to, and does hereby, certify that attached hereto as Exhibit A are true and correct extracts of the resolution or resolutions, as the case may be, duly adopted by the Board of Directors of the Companies listed, on the dates set forth in, that Exhibit A, relating to certain powers of attorney filed with the Registration Statement, and further that said resolutions have not been modified or rescinded and are at the date of this Certificate in full force and effect.

            Where the relevant extract is written in a language other than English, an English summary of that extract has also been provided in Exhibit B in accordance with the rules and regulations of the United States Securities and Exchange Commission, which summary is included herewith for convenience and is not subject to the above certification.

            IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Company as of the 14th day of July 2003.



                                            By:  /s/ Helen D. Golding
                                                --------------------------------
                                                Name:  Helen D. Golding
                                                Title: Company Secretary &
                                                       Group Legal Counsel

                                    EXHIBIT A

                         BURNS, PHILP & COMPANY LIMITED

Power of Attorney

BURNS, PHILP & COMPANY LIMITED

Additional Senior Subordinated Notes

Power of Attorney

                                TABLE OF CONTENTS

1.  Appointment ............................................................   1
2.  Power and Authority ....................................................   1
3.  Delegation .............................................................   1
4.  Ratification ...........................................................   1
5.  Conflict of Interest ...................................................   2
6.  Indemnity ..............................................................   2
7.  Revocability ...........................................................   2
8.  Attorney's Personal Liability ..........................................   2
9.  Registration ...........................................................   2
10. Governing Law ..........................................................   3
    Schedule ...............................................................   4

Power of Attorney

DATE  5 February 2003

PARTIES

       1. BURNS, PHILP & COMPANY LIMITED (AJBN 65 000 000 359), incorporated in New South Wales, of Level 23,56 Pitt Street, Sydney, New South Wales (the Principal)

IT IS DECLARED as follows.

1.    APPOINTMENT

      The Principal appoints each person named in paragraph (a) of the Schedule and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.    POWER AND AUTHORITY

      Each Attorney may, in the Principal's name or in his or her own name and AS the Principal's act, do any of the following.

      (a) Make, sign, execute, seal (in the case of a deed or where otherwise applicable) and deliver the document or documents described in paragraph (b) of the Schedule (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

      (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).

      (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.    DELEGATION

      An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by THIS deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.    RATIFICATION

      The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney

5.    CONFLICT OF INTEREST

      AN Attorney may execute a Document or do anything (and that Document or THING will be valid) even if the Attorney is in any way:

      (a)   interested in the Document or thing; or

      (b) connected with a person who is in any way interested in the Document or thing.

6.    INDEMNITY

      The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise OF any of the powers and authorities conferred by this deed.

7.    REVOCABILITY

      The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice BY the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.    ATTORNEY'S PERSONAL LIABILITY

      The exercise by an Attorney of the powers and authorities conferred by this deed does not:

      (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is A partner or employed as to:

            (1)   that Attorney's authority to exercise the power; or

            (2) the validity of this deed, but a person relying on this Power of Attorney in dealing with a person presenting himself or herself as an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

      (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.    REGISTRATION

      The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this

Power of Attorney

      Deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.   GOVERNING LAW

      This deed is governed by the laws of New South Wales.

                             (NEW SOUTH WALES SEAL)

EXECUTED and delivered as a deed in Sydney

THE COMMON SEAL of BURNS, PHILP & COMPANY LIMITED was affixed in the presence of:

/s/ Graeme Hart                             /s/ Helen Golding
----------------------------------          ------------------------------------
Director Signature                          Secretary Signature

Graeme Hart                                 Helen Golding
----------------------------------          ------------------------------------
Print Name                                  Print Name

SCHEDULE

(a)   ATTORNEYS

NAME                              ADDRESS
----                              -------
Thomas Degnan                     Level 23,56 Pitt Street, Sydney, New South Wales

Helen Golding                     Level 23,56 Pitt Street, Sydney, New South Wales

Allen Hugli                       Level 23,56 Pitt Street, Sydney, New South Wales

Greg Quirk                        Level 23,56 Pitt STREET, Sydney, New South Wales

Philip West                       Level 23,56 Pitt Street, Sydney, New South Wales

George Petty                      8 California Street, #600 San Francisco, CA 94111,
                                  United States of America

Herb Blum                         240 Larkin Williams Industrial Court, Fenton, MO 63026,
                                  United States of America

Elizabeth Vuong                   Level 23,56 Pitt Street, Sydney, New South Wales

Justin Pelly                      MLC Centre, Martin Place, Sydney, New South Wales

Melita Cottrell                   MLC Centre, Martin Place, Sydney, New South Wales

Patrick Lowden                    MLC Centre, Martin Place, Sydney, New South Wales

Tuyet Nguyen                      MLC Centre, Martin Place, Sydney, New South Wales

(b)   DOCUMENTS

1. Purchase Agreement between Burns Philp Capital Pty Limited (ISSUER) (and, if applicable, any co-issuer or co-obligor), the Principal and other guarantor described therein (GUARANTORS) and the initial purchasers or purchasers described therein (INITIAL PURCHASERS) relating to an issue of Senior Subordinated Notes by the Issuer (and, if applicable, any co-issuer or co-obligor) (NOTES).

2. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the initial Purchasers relating to the notes.

3. Any Indenture between the Issuer (and, if applicable, any co-issuer or CO-obligor), each Guarantor and the trustee(s) described therein (TRUSTEE) in relation to the Notes.

4. The Notes and any notes (EXCHANGE NOTES) to be offered or issued in exchange therefore on the terms set forth in the relevant Indenture.

5. Any document evidencing any guarantee by a Guarantor of the Notes (NOTE GUARANTEE) or Exchange Notes (EXCHANGE NOTE GUARANTEE).

6. Any Exchange Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Exchange Securities (as defined below).

7. Any Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Original Securities (as defined below).

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Notes and the accompanying Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion OF the Notes and the Exchange Notes in the Portal market, a subsidiary of the NASDAQ Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                        Burns Philp Capital Pty Limited

Power of Attorney

------------------------------------



BURNS PHILP CAPITAL PTY LIMITED





Additional Senior Subordinated Notes

Power of Attorney



                               TABLE OF CONTENTS


1.    Appointment .....................................................     1

2.    Power and Authority .............................................     1

3.    Delegation ......................................................     1

4.    Ratification ....................................................     1

5.    Conflict of Interest ............................................     2

6.    Indemnity .......................................................     2

7.    Revocability ....................................................     2

8.    Attorney's Personal Liability ...................................     2

9.   Registration .....................................................     2

10.   Governing Law ...................................................     3

      Schedule ........................................................     4

Power of Attorney

--------------------------------------------------------------------------------

DATE  5 February 2003

PARTIES

      1. BURNS PHILP CAPITAL PTY LIMITED (ABN 100 768 803), incorporated in New South Wales, of Level 23,56 Pitt Street, Sydney, New South Wales (the PRINCIPAL)

IT IS DECLARED AS FOLLOWS.

1.    APPOINTMENT

      The Principal appoints each person named in paragraph (a) of the Schedule and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.    POWER AND AUTHORITY

      Each Attorney may, in the Principal's name or IN his or her own name and as the Principal's act, do any of the following.

      (a) Make, sign, execute, seal (in the case of a deed or where otherwise applicable) and deliver the document or documents described in paragraph (b) of the Schedule (each a Document) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

      (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).

      (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.    DELEGATION

      An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.    RATIFICATION

      The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney

5.       Conflict of Interest

         An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

         (a)      interested in the Document or thing; or

         (b) connected with a person who is in any way interested in the Document or thing.

6.       Indemnity

         The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.       Revocability

         The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.       Attorney's Personal Liability

         The exercise by an Attorney of the powers and authorities conferred by this deed does not:

         (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is a partner or employed as to:

                  (1)      that Attorney's authority to exercise the power; or

                  (2)      the validity of this deed,

                  but a person relying on this Power of Attorney in dealing with a person presenting himself or herself as an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

         (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing,

9.       Registration

         The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this

Power of Attorney

         deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.      Governing Law

         This deed is governed by the laws of New South Wales

EXECUTED and delivered as a deed in Sydney

The Common Seal of Burns Philp Capital Pty Limited was affixed in the presence of;

                                                           [Common Seal]

/s/ G.J. Quirk                                  /s/ Helen Golding
--------------------------------------          --------------------------------
Director Signature                              Secretary Signature

G.J. Quirk                                      Helen Golding
--------------------------------------          --------------------------------
Print Name                                      Print Name

Schedule

(a)      Attorneys

         Name                     Address
         Thomas Degnan            Level 23,56 Pitt Street, Sydney, New South Wales

         Helen Golding            Level 23, 56 Pitt Street, Sydney, New South Wales

         Allen Hugli              Level 23,56 Pitt Street, Sydney, New South Wales

         Greg Quirk               Level 23,56 Pitt Street, Sydney, New South Wales

         Philip West              Level 23,56 Pitt Street, Sydney, New South Wales

         George Petty             8 California Street, #600 San Francisco, CA 94111,
                                  United States of America

         Herb Blum                240 Larkin Williams Industrial Court, Fenton, MO
                                  63026, United States of America

         Elizabeth Vuong          Level 23,56 Pitt Street, Sydney, New South Wales

         Justin Pelly             MLC Centre, Martin Place, Sydney, New South Wales

         Melita Cottrell          MLC Centre, Martin Place, Sydney, New South Wales .

         Patrick Lowden           MLC Centre, Martin Place, Sydney, New South
                                  Wales

         Tuyet Nguyen             MLC Centre, Martin Place, Sydney, New South
                                  Wales

(b)      Documents

1. Purchase Agreement between Burns Philp Capital Pty Limited (Issuer)(and, if applicable, any co-issuer or co-obligor), each guarantor described therein (Guarantor) and the initial purchasers or purchasers described therein (Initial Purchasers) relating to an issue of Senior Subordinated Notes by the Issuer (and, if applicable, any co-issuer or co-obligor) (Notes).

2. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchasers relating to the Notes.

3. Any Indenture between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the trustee(s) described therein (Trustee) in relation to the Notes.

4. The Notes and any notes (Exchange Notes) to be offered or issued in exchange therefore on the terms set forth in the relevant Indenture.

5. Any document evidencing any guarantee by a Guarantor of the Notes (Note Guarantee) or Exchange Notes (Exchange Note Guarantee).

6. Any Exchange Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Exchange Securities (as defined below).

7. Any Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Original Securities (as defined below).

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection With the Notes and the accompanying Note Guarantees (the Original Securities) or the Exchange Notes and the accompanying Exchange Note Guarantees (the Exchange Securities).

9. Any papers and documents including, but not Limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                        Australian Subsidiary Guarantors

Power of Attorney


The Companies listed in Schedule 1



Additional Senior Subordinated Notes

                                Table of Contents

1.       Appointment ...............................................    1

2.       Power and Authority .......................................    1

3.       Delegation ................................................    1

4.       Ratification ..............................................    1

5.       Conflict of Interest ......................................    2

6.       Indemnity .................................................    2

7.       Revocability ..............................................    2

8.       Attorney's personal liability .............................    2

9.       Registration ..............................................    2

10.      Governing law .............................................    3

         Schedule 1 ................................................   13

         Schedule 2 ................................................   15

Date 5 February 2003

Parties

         1. Each Company named in Schedule 1 severally (each, a Principal)

It is declared as follows.

1.       Appointment

         Each Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.       Power and Authority

         Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

         (a) Make, sign, execute, seal (in the case of a deed or where otherwise applicable) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a Document) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

         (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).

         (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.       Delegation

         An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.       Ratification

         The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.       Conflict of Interest

         An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

         (a)      interested in the Document or thing; or

         (b) connected with a person who is in any way interested in the Document or thing.

6.       Indemnity

         The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.       Revocability

         The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.       Attorney's personal liability

         The exercise by an Attorney of the powers and authorities conferred by this deed does not:

         (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is a partner or employed as to:

                  (1)      that Attorney's authority to exercise the power; or

                  (2)      the validity of this deed,

                  but a person relying on this Power of Attorney in dealing with a person presenting himself or herself as an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

         (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.       Registration

         The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.      Governing law

         This deed is governed by the laws of New South Wales.

EXECUTED and delivered as a deed in Sydney

THE COMMON SEAL of BURNS PHILP
CAMELLIA PTY LIMITED was affixed in the        [BURNS PHILP CAMELLIA PTY
presence of:                                      LIMITED SEAL]

/s/ G.J. Quirk                                 /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Secretary Signature

G.J. Quirk                                     Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name


THE COMMON SEAL of BURNS PHILP FOOD
HOLDINGS PTY LIMITED was affixed in the        [BURNS PHILP FOOD HOLDINGS
presence of:                                      PTY LIMITED SEAL]

/s/ G.J. Quirk                                 /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Secretary Signature

G.J. Quirk                                     Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name


THE COMMON SEAL of BURNS PHILP FOOD
OVERSEAS HOLDINGS LIMITED was affixed in       [BURNS PHILP FOOD OVERSEAS
the presence of:                                  HOLDINGS LIMITED SEAL]

/s/ G.J. Quirk                                 /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Secretary Signature

G.J. Quirk                                     Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name

THE COMMON SEAL of BURNS PHILP FOOD     [BURNS PHILP FOOD PROPERTIES PTY.
PROPERTIES PTY LIMITED was affixed         LIMITED A.C.N. 008 443 856
in the presence of:                              COMMON SEAL]

       /s/ G.J. QUIRK                         /s/ HELEN GOLDING
-----------------------------------    -----------------------------------
Director Signature                     Secretary Signature

         G.J. QUIRK                             HELEN GOLDING
-----------------------------------    -----------------------------------
Print Name                             Print Name




THE COMMON SEAL of BURNS PHILP FOOD     [BURNS PHILP FOOD SERVICES PTY.
SERVICES PTY LIMITED was affixed          LIMITED A.C.N. 003 994 250
in the presence of:                              COMMON SEAL]

       /s/ G.J. QUIRK                         /s/ HELEN GOLDING
-----------------------------------    -----------------------------------
Director Signature                     Secretary Signature

         G.J. QUIRK                             HELEN GOLDING
-----------------------------------    -----------------------------------
Print Name                             Print Name




THE COMMON SEAL of BURNS PHILP SOUTH     [BURNS PHILP SOUTH AMERICA PTY.
AMERICA PTY LIMITED was affixed            LIMITED A.C.N. 072 208 309
in the presence of:                              COMMON SEAL]

       /s/ G.J. QUIRK                         /s/ HELEN GOLDING
-----------------------------------    -----------------------------------
Director Signature                     Secretary Signature

         G.J. QUIRK                             HELEN GOLDING
-----------------------------------    -----------------------------------
Print Name                             Print Name

THE COMMON SEAL of BURNS PHILP
MIDDLE EAST PTY LIMITED was affixed in                [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name




THE COMMON SEAL of BURNS PHILP
OVERSEAS HOLDINGS LIMITED was affixed in              [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name




THE COMMON SEAL of BURNS PHILP
PAKISTAN PTY LIMITED was affixed in                  [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name

THE COMMON SEAL of BURNS PHILP
TECHNOLOGY AND DEVELOPMENT PTY                           [SEAL]
LIMITED was affixed in the presence of:

/s/ G.J. Quirk                               /s/ Helen Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

    G.J. QUIRK                                  HELEN GOLDING
------------------------------------        ------------------------------------
Print Name                                  Print Name


THE COMMON SEAL of BURNS PHILP
TECHNOLOGY PTY LIMITED was affixed in                    [SEAL]
the presence of:


/s/ G.J. Quirk                              /s/ Helen Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

    G.J. QUIRK                                  HELEN GOLDING
------------------------------------        ------------------------------------
Print Name                                  Print Name

THE COMMON SEAL of BURNS PHILP
TREASURY (AUSTRALIA) LIMITED was Affixed                 [SEAL]
in the presence of:


/s/ G.J. Quirk                              /s/ Helen Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

    G.J. QUIRK                                  HELEN GOLDING
------------------------------------        ------------------------------------
Print Name                                  Print Name

THE COMMON SEAL of INDONESIAN YEAST
COMPANY PTY LIMITED was affixed in                   [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name




THE COMMON SEAL of MAURI FERMENTATION
ARGENTINA PTY LIMITED was affixed in                 [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name




THE COMMON SEAL of MAURI FERMENTATION
BRAZIL PTY LIMITED was affixed in                    [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name

THE COMMON SEAL of MAURI
FERMENTATION CHILE PTY LIMITED was                             [SEAL]
affixed in the presence of


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name



THE COMMON SEAL of MAURI
FERMENTATION CHINA PTY LIMITED was                             [SEAL]
affixed in the presence of:


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name



THE COMMON SEAL of MAURI
FERMENTATION INDIA PTY LIMITED                                 [SEAL]
was affixed in the presence of:


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name

THE COMMON SEAL of MAURI
FERMENTATION INDONESIA PTY LIMITED was                         [SEAL]
affixed in the presence of


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name



THE COMMON SEAL of MAURI
FERMENTATION MALAYSIA PTY LIMITED was                          [SEAL]
affixed in the presence of:


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name



THE COMMON SEAL of MAURI
FERMENTATION PHILIPPINES PTY LIMITED                           [SEAL]
was affixed in the presence of:


/s/ G.J. Quirk                         /s/ Helen Golding
-----------------------------          --------------------------------
Director Signature                     Director/Secretary Signature

G.J. QUIRK                             HELEN GOLDING
-----------------------------          --------------------------------
Print Name                             Print Name

THE COMMON SEAL of MAURI FERMENTATION
VIETNAM PTY LIMITED was affixed in the         [MAURI FERMENTATION VIETNAM PTY
presence of:                                      LIMITED SEAL]

/s/ G.J. Quirk                                 /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Director/Secretary Signature

G.J. Quirk                                     Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name


THE COMMON SEAL of MAURI YEAST
AUSTRALIA PTY LIMITED was affixed in the       [MAURI YEAST AUSTRALIA
presence of:                                     PTY LIMITED SEAL]

/s/ G.J. Quirk                                 /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Director/Secretary Signature

G.J. Quirk                                     Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name


THE COMMON SEAL of BPC 1 PTY LIMITED
was affixed in                                 [BPC 1 PTY LIMITED SEAL]
the presence of:

/s/ GRAEME HART                                /s/ Helen Golding
---------------------------------              ---------------------------------
Director Signature                             Director/Secretary Signature

GRAEME HART                                    Helen Golding
---------------------------------              ---------------------------------
Print Name                                     Print Name

THE COMMON SEAL of BURNS PHILP
AUSTRALIA PTY LIMITED was affixed in                 [SEAL]
the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name




THE COMMON SEAL of BURNS PHILP FOOD
OVERSEAS INVESTMENTS PTY LIMITED was                 [SEAL]
affixed in the presence of:


/s/ G.J. Quirk                            /s/ Helen Golding
--------------------------------------    --------------------------------------
Director Signature                        Director/Secretary Signature

G.J. QUIRK                                HELEN GOLDING
--------------------------------------    --------------------------------------
Print Name                                Print Name

SCHEDULE 1

1. Burns Philp Camellia Pty Limited (ACN 003 925 040) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

2. Burns Philp Food Holdings Pty Limited (ACN 000 003 010) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

3. Burns Philp Food Overseas Holdings Limited (ACN 000 010 711) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

4. Burns Philp Food Properties Pty Limited (ACN 008 443 856) incorporated in the Australian Capital Territory of Level 23, 56 Pitt Street, Sydney, New South Wales.

5. Burns Philp Food Services Pty Limited (ACN 003 994 250) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

6. Burns Philp South America Pty Limited (ACN 072 208 309) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

7. Burns Philp Middle East Pty Limited (ACN 077 288 021) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

8. Burns Philp Overseas Holdings Limited (ACN 004 474 551) incorporated in Victoria of Level 23,56 Pitt Street, Sydney, New South Wales.

9. Burns Philp Pakistan Pty Limited (ACN 068 581 653) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

10. Burns Philp Technology and Development Pty Limited (ACN 003 994 241) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

11. Burns Philp Technology Pty Limited (ACN 061 602 506) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

12. Burns Philp Treasury (Australia) Limited (ACN 003 731 986) incorporated in New South Wales of Level 23,515Pitt Street, Sydney, New South Wales.

13. Indonesian Yeast Company Pty Limited (ACN 061 753 026) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

14. Mauri Fermentation Argentina Pty Limited (ACN 003 994 312) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

15. Mauri Fermentation Brazil Pty Limited (ACN 060 142 038) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

16. Mauri Fermentation Chile Pty Limited (ACN 061 325 157) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

17. Mauri Fermentation China Pty Limited (ACN 051 675 775) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

18. Mauri Fermentation India Pty Limited (ACN 063 797 759) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

19. Mauri Fermentation Indonesia Pty Limited (ACN 001 515 617) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

20. Mauri Fermentation Malaysia Pty Limited (ACN 051 611 628) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

21. Mauri Fermentation Philippines Pty Limited (ACN 068 581 493) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

22. Mauri Fermentation Vietnam Pty Limited (ACN 066 107 426) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

23. Mauri Yeast Australia Pty Limited (ACN 003 853 656) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

24. BPC 1 Pty Limited (ACN 101 665 918) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

25. Burns Philp Australia Pty Limited (ACN 101 664 082) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

26. Burns Philp Food Overseas Investments Pty Limited (ACN 101 664 840) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

SCHEDULE 2

(a) ATTORNEYS

NAME                                             ADDRESS
Thomas Degnan                 Level 23,56 Pitt Street, Sydney, New South Wales

Helen Golding                 Level 23,56 Pitt Street, Sydney, New South Wales

Allen Hugli                   Level 23,56 Pitt Street, Sydney, New South Wales

Greg Quirk                    Level 23,56 Pitt Street, Sydney, New South Wales

Philip West                   Level 23,56 Pitt Street, Sydney, New South Wales

George Petty                  8 California Street, #600 San Francisco, CA 94111,
                              United States of America

Herb Blum                     240 Larkin Williams Industrial Court, Fenton, MO
                              63026, United States of America

Elizabeth Vuong               Level 23,56 Pitt Street, Sydney, New South Wales

Justin Pelly                  MLC Centre, Martin Place, Sydney, New South Wales


Melita Cottrell               MLC Centre, Martin Place, Sydney, New South Wales

Patrick Lowden                MLC Centre, Martin Place, Sydney, New South Wales

Tuyet Nguyen                  MLC Centre, Martin Place, Sydney, New South Wales

(b) DOCUMENTS

1. Purchase Agreement between Burns Philp Capital Pty Limited (ISSUER)(and, if applicable, any co-issuer or co-obligor), each guarantor (including any Principal) described therein (GUAMNROR) and the initial purchasers or purchasers described therein (INITIAL PURCHASERS) relating to an issue of Senior Subordinated Notes by the Issuer (and, if applicable, any co-issuer or co-obligor) (NOTES).

2. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchasers relating to the Notes.

3. Any Indenture between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the trustee(s) described therein (TRUSTEE)in relation to the Notes.

4. Any document evidencing any guarantee by a Guarantor of the Notes (NOTE GUARANTEE) or any notes offered or issued in exchange therefor (EXCHANGE NOTES and EXCHANGE NOTE GUARANTEE, respectively),

5. Any Exchange Registration Statement by the Issuer (and, if applicable, any co- issuer or co-obligor) and each Guarantor in relation to the Exchange Securities (as defined below).

6. Any Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Original Securities (as defined below).

7. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Notes and the accompanying Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

8. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

9. Any agreements as may be necessary or advisable to effect the inclusion of the Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

10. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes and the Exchange Notes.

11. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Notes and the Exchange Notes.

12. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

POWER OF ATTORNEY

THE COMPANIES LISTED IN SCHEDULE 1

Additional Senior Subordinated Notes

                                TABLE OF CONTENTS

1.  Appointment .................    1
2.  Power and Authority .........    1
3.  Delegation ..................    1
4.  Ratification ................    1
5.  Conflict of Interest ........    2
6.  Indemnity ...................    2
7.  Revocability ................    2
8.  Attorney's personal liability    2
9.  Registration ................    2
10. Governing law ...............    3

     Schedule 1 .................   13

     Schedule 2 .................   15

DATE 14th January 2003

PARTIES

      1. EACH COMPANY named in Schedule 1 severally (each, a PRINCIPAL)



IT IS DECLARED as follows.

1.    APPOINTMENT

      Each Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.    POWER AND AUTHORITY

      Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

      (a) Make, sign, execute, seal (in the case of a deed or where otherwise applicable) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

      (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).

      (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.    DELEGATION

      An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.    RATIFICATION

      The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.    CONFLICT OF INTEREST

      An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

      (a)   interested in the Document or thing; or

      (b) connected with a person who is in any way interested in the Document or thing.

6.    INDEMNITY

      The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.    REVOCABILITY

      The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.    ATTORNEY'S PERSONAL LIABILITY

      The exercise by an Attorney of the powers and authorities conferred by this deed does not:

      (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is a partner or employed as to:

            (1)   that Attorney's authority to exercise the power; or

            (2)   the validity of this deed,

      but a person relying on this Power of Attorney in dealing with a person presenting himself or herself as an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

      (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.    REGISTRATION

      The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.   GOVERNING LAW

      This deed is governed by the laws of New South Wales.

EXECUTED and delivered as a deed in Sydney

THE COMMON SEAL of BURNS PHILP             [COMMON SEAL]
CAMELLIA PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP FOOD        [COMMON SEAL]
HOLDINGS PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP FOOD        [COMMON SEAL]
OVERSEAS HOLDINGS LIMITED was affixed
in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of BURNS PHILP FOOD        [COMMON SEAL]
PROPERTIES PTY LIMITED was affixed in
the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP FOOD        [COMMON SEAL]
SERVICES PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP SOUTH       [COMMON SEAL]
AMERICA PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of BURNS PHILP MIDDLE      [COMMON SEAL]
EAST PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP OVERSEAS    [COMMON SEAL]
HOLDINGS LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP PAKISTAN    [COMMON SEAL]
PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of BURNS PHILP             [COMMON SEAL]
TECHNOLOGY AND DEVELOPMENT PTY
LIMITED was affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP             [COMMON SEAL]
TECHNOLOGY PTY LIMITED was affixed in
the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP             [COMMON SEAL]
TREASURY (AUSTRALIA) LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of INDONESIAN YEAST        [COMMON SEAL]
COMPANY PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI FERMENTATION      [COMMON SEAL]
ARGENTINA PTY LIMITED was affixed in
the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI FERMENTATION      [COMMON SEAL]
BRAZIL PTY LIMITED was affixed in the
presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION CHILE PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION CHINA PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION INDIA PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION INDONESIA PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION MALAYSIA PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION PHILIPPINES PTY LIMITED
was affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of MAURI                   [COMMON SEAL]
FERMENTATION VIETNAM PTY LIMITED was
affixed in the presence of:

/s/ T. J. Degnan                           /s/ G. J. Quirk
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

T. J. Degnan                               G. J. Quirk
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of MAURI YEAST             [COMMON SEAL]
AUSTRALIA PTY LIMITED was affixed in
the presence of:

/s/ T. J. Degnan                           /s/ G. J. Quirk
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

T. J. Degnan                               G. J. Quirk
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BPC 1 PTY LIMITED       [COMMON SEAL]
was affixed in the presence of:

/s/ T. J. Degnan                           /s/ G. R. Hart
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

T. J. Degnan                               G. R. Hart
-----------------------------------        ------------------------------------
Print Name                                 Print Name

THE COMMON SEAL of BURNS PHILP             [COMMON SEAL]
AUSTRALIA PTY LIMITED was affixed in
the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name


THE COMMON SEAL of BURNS PHILP FOOD        [COMMON SEAL]
OVERSEAS INVESTMENTS PTY LIMITED was
affixed in the presence of:

/s/ G. J. Quirk                            /s/ H. D. Golding
-----------------------------------        ------------------------------------
Director Signature                         Director/Secretary Signature

G. J. Quirk                                H. D. Golding
-----------------------------------        ------------------------------------
Print Name                                 Print Name

SCHEDULE 1

1. Burns Philp Camellia Pty Limited (ACN 003 925 040) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

2. Burns Philp Food Holdings Pty Limited (ACN 000 003 010) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

3. Burns Philp Food Overseas Holdings Limited (ACN 000 010 711) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

4. Burns Philp Food Properties Pty Limited (ACN 008 443 856) incorporated in the Australian Capital Territory of Level 23,56 Pitt Street, Sydney, New South Wales.

5. Burns Philp Food Services Pty Limited (ACN 003 994 250) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

6. Burns Philp South America Pty Limited (ACN 072 208 309) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

7. Burns Philp Middle East Pty Limited (ACN 077 288 021) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

8. Burns Philp Overseas Holdings Limited (ACN 004 474 551) incorporated in Victoria of Level 23, 56 Pitt Street, Sydney, New South Wales.

9. Burns Philp Pakistan Pty Limited (ACN 068 581 653) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

10. Burns Philp Technology and Development Pty Limited (ACN 003 994 241) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

11. Burns Philp Technology Pty Limited (ACN 061 602 506) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

12. Burns Philp Treasury (Australia) Limited (ACN 003 731 986) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

13. Indonesian Yeast Company Pty Limited (ACN 061 753 026) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

14. Mauri Fermentation Argentina Pty Limited (ACN 003 994 312) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

15. Mauri Fermentation Brazil Pty Limited (ACN 060 142 038) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

16. Mauri Fermentation Chile Pty Limited (ACN 061 325 157) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

17. Mauri Fermentation China Pty Limited (ACN 051 675 775) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

18. Mauri Fermentation India Pty Limited (ACN 063 797 759) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

19. Mauri Fermentation Indonesia Pty Limited (ACN 001 515 617) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

20. Mauri Fermentation Malaysia Pty Limited (ACN 051 611 628) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

21. Mauri Fermentation Philippines Pty Limited (ACN 068 581 493) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

22. Mauri Fermentation Vietnam Pty Limited (ACN 066 107 426) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

23. Mauri Yeast Australia Pty Limited (ACN 003 853 656) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

24. BPC 1Pty Limited (ACN 101 665 918) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

25. Burns Philp Australia Pty Limited (ACN 101 664 082) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

26. Burns Philp Food Overseas Investments Pty Limited (ACN 101 664 840) incorporated in New South Wales of Level 23,56 Pitt Street, Sydney, New South Wales.

SCHEDULE 2

(a)   ATTORNEYS

      NAME                    ADDRESS

      Thomas Degnan           Level 23,56 Pitt Street, Sydney, New South Wales

      Helen Golding           Level 23,56 Pitt Street, Sydney, New South Wales

      Allen Hugli             Level 23,56 Pitt Street, Sydney, New South Wales

      Greg Quirk              Level 23,56 Pitt Street, Sydney, New South Wales

      Philip West             Level 23,56 Pitt Street, Sydney, New South Wales

      George Petty            8 California Street, #600 San Francisco, CA 94111,
                              United States of America

      Herb Blum               240 Larkin Williams Industrial Court, Fenton, MO
                              63026, United States of America

      Elizabeth Vuong         Level 23,56 Pitt Street, Sydney, New South Wales

      Justin Pelly            MLC Centre, Martin Place, Sydney, New South Wales

      Melita Cottrell         MLC Centre, Martin Place, Sydney, New South Wales

      Patrick Lowden          MLC Centre, Martin Place, Sydney, New South Wales

      Tuyet Nguyen            MLC Centre, Martin Place, Sydney, New South Wales

(b)   DOCUMENTS

1. Purchase Agreement between Burns Philp Capital Pty Limited (ISSUER) (and, if applicable, any co-issuer or co-obligor), each guarantor (including any Principal) described therein (GUARANTOR) and the initial purchasers or purchasers described therein (INITIAL PURCHASERS) relating to an issue of up to US$150,000,000 of Senior Subordinated Notes (NOTES).

2. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchasers relating to the Notes.

3. Any Indenture between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee described therein (TRUSTEE) in relation to the Notes.

4. Any document evidencing any guarantee by a Guarantor of the Notes (NOTE GUARANTEE) or any notes offered or issued in exchange therefor (EXCHANGE NOTES and EXCHANGE NOTE GUARANTEE, respectively).

5. Any Exchange Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Exchange Securities (as defined below).

6. Any Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Original Securities (as defined below).

7. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Notes and the accompanying Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

8. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

9. Any agreements as may be necessary or advisable to effect the inclusion of the Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

10. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes and the Exchange Notes.

11. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Notes and the Exchange Notes.

12. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                            Burns Philp Ecuador S.A.

Power of Attorney

----------------------------------------------



BURNS PHILP ECUADOR S.A.




Additional Senior Subordinated Notes

Table of Contents

1.    Appointment.........................................................  1

2.    Power and Authority.................................................  1

3.    Delegation..........................................................  1

4.    Ratification........................................................  1

5.    Conflict of Interest................................................  2

6.    Indemnity...........................................................  2

7.    Revocability........................................................  2

8.    Attorney's personal liability.......................................  2

9.    Registration........................................................  2

10.   Governing law.......................................................  2
      Schedule 1..........................................................  5
      Schedule 2..........................................................  7
      Schedule 3.......................................................... 10

DATE: JANUARY 6, 2003

PARTIES

    1. BURNS PHILP ECUADOR S.A.

It is declared as follows.

1.      APPOINTMENT

        Each Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.      POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

        (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.      DELEGATION

        An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.      RATIFICATION

        The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.  CONFLICT OF INTEREST

    An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

    (a)  interested in the Document or Additional Document or thing; or

    (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.  INDEMNITY

    The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.  REVOCABILITY

    Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.  ATTORNEY'S PERSONAL LIABILITY

    The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.  REGISTRATION

    The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10. GOVERNING LAW

    This deed is governed by the laws of Ecuador.

EXECUTED and delivered in Quito-Ecuador.

/s/ Luis Valenzuela
----------------------------------
Luis Valenzuela
General Manager
Burns Philp Ecuador S.A.

SCHEDULE 1

[Burns Philp Ecuador S.A.]

SCHEDULE 2
(a)  ATTORNEYS

     NAME                     ADDRESS

     Thomas Degnan            Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding            Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli              Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk               Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West              Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty             921, 98th Avenue, Oakland, CA 94603, United States
                              of America

     Herb Blum                240 Larkin Williams Industrial Court, Fenton, MO
                              63026, United States of America

     Elizabeth Vuong          Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly             MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell          MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden           MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen             MLC Centre, Martin Place, Sydney, New South Wales

(b)  DOCUMENTS

 1. any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

 2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

 3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

 4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

 5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

 6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

 7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

 8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

 9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                          German Subsidiary Guarantors

                       Confirmation of Power of Attorney


The undersigned Principals have granted Powers of Attorney to various Attorneys in relation to the proposed issue of additional Senior Subordinated Notes by an affiliate of Burns Philp & Company Limited. These Powers of Attorney are dated 30th January 2003 and 3rd February 2003, respectively.

It had originally been assumed that the additional Senior Subordinated Notes would have an aggregate principal amount of up to US$ 200 million. The shareholders' meetings of the undersigned Principals have meanwhile recognized and agreed that the additional Senior Subordinated Notes will be issued in an aggregate principal amount of up to US $210 million. The undersigned Principals hereby confirm that the authority granted under the aforementioned Powers of Attorney is not restricted to Documents in relation to an issue of Senior Subordinated Notes of up to US $200 million in the aggregate principal amount, but conveys the authority to perform acts in relation to the issue of Senior Subordinated Notes in an aggregate principal amount of US $210 million.

All capital terms used in this confirmation shall have the meaning ascribed to them in the Powers of Attorney dated 30th January 2003 and 3rd February 2003.



Dated this 17 day of February 2003



Burns Philp Deutschland GmbH

Burns Philp Deutschland Grundbesitz GmbH

Burn Philp Deutschland Export Nahrungsmittel-Vertriebsgessellschaft mbH

Deutsche Hefewerke Verwaltungsgesellschaft mbH

Deutsche Hefewerke GmbH & Co. oHG

by:



           /s/ John Lynch
----------------------------------------
John Lynch
Managing Director

Power of Attorney

----------------------------------------




THE COMPANIES LISTED IN SCHEDULE 1










Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS


1.   Appointment.............................................................. 1

2.   Power and Authority...................................................... 1

3.   Delegation............................................................... 1

4.   Ratification............................................................. 1

5.   Conflict of Interest..................................................... 2

6.   Indemnity................................................................ 2

7.   Revocability............................................................. 2

8.   Attorney's personal liability............................................ 2

9.   Registration............................................................. 2

10.  Governing Law............................................................ 2
     Schedule 1............................................................... 5
     Schedule 2............................................................... 7

Power of Attorney


DATE  30th January 2003

PARTIES

  1.  EACH COMPANY named in Schedule 1 (each, a PRINCIPAL)


IT IS DECLARED as follows.

1.  APPOINTMENT

    Each Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.  POWER AND AUTHORITY

    Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

    (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

    (b) Supplement, make alterations to and complete any blanks in any Document.

    (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.  DELEGATION

    An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney.

4.  RATIFICATION

    The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

     Each Attorney is hereby exempted from the restrictions of self-dealing pursuant to Sec. 181 German Civil Code (BGB).

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of Germany.

Power of Attorney



BURNS PHILP DEUTSCHLAND GmbH

by:            /s/ John Lynch
   ---------------------------------------------
          John Lynch, Managing Director




BURNS PHILP DEUTSCHLAND GRUNDBESITZ GmbH

by:            /s/ John Lynch
   ---------------------------------------------
          John Lynch, Managing Director




DEUTSCHLAND HEFEWERKE GmbH & CO. oHG

by:            /s/ John Lynch
   ---------------------------------------------
     John Lynch, Managing Director of Deutsche
          Hefewerke Verwaltungs GmbH





DEUTSCHLAND HEFEWERKE VERWALTUNGS GmbH

by:            /s/ John Lynch
   ---------------------------------------------
          John Lynch, Managing Director

Power of Attorney


SCHEDULE 1


1.  Burns Philp Deutschland GmbH

2.  Burns Philp Deutschland Grundbesitz GmbH

3.  Deutsche Hefewerke GmbH & Co. oHG

4.  Deutsche Hefewerke Verwaltungs GmbH

Power of Attorney


SCHEDULE 2

(a)  ATTORNEYS

     NAME                    ADDRESS

     Thomas Degnan           Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding           Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli             Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk              Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West             Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty            921, 98th Avenue, Oakland, CA 94603, United States
                             of America

     Herb Blum               240 Larkin Williams Industrial Court, Fenton, MO
                             63026, United States of America

     Elizabeth Vuong         Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly            MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell         MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden          MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen            MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

(b)  DOCUMENTS

1. any indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of a trustee as defined in the Indenture for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

Power of Attorney



BURNS PHILP DEUTSCHLAND EXPORT NAHRUNGSMITTEL-VERTRIEBSGESELLSCHAFT mbH



Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................1

2.   Power and Authority...............................................1

3.   Delegation........................................................1

4.   Ratification......................................................1

5.   Conflict of Interest..............................................2

6.   Indemnity.........................................................2

7.   Revocability......................................................2

8.   Attorney's personal liability.....................................2

9.   Registration......................................................2

10.  Governing law.....................................................2
     Schedule 1........................................................4

Power of Attorney

--------------------------------------------------------------------------------

DATE      3rd February 2003

PARTY:

        Burns Philp Deutschland Export Nahrungsmittel-Vertriebsgesellschaft MbH ("PRINCIPAL")


It is declared as follows:

1.      APPOINTMENT

        Principal appoints each person named in paragraph(a) of Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.      POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

        (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 1 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney,

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney

-------------------------------------------------------------------------------

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

     Each Attorney is hereby exempted from the restrictions of self-dealing pursuant to Sec. 181 German Civil Code (BGB).

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of Germany.

Power of Attorney


------------------------          --------------------------------------

BURNS PHILP DEUTSCHLAND EXPORT
NAHRUNGSMITTEL-VERTRIEBSGESELLSCHAFT
BY:



/s/ John Lynch
-----------------------------
John Lynch, Managing Director

Power of Attorney

-----------------------------------------------------------

SCHEDULE 1

(a)  ATTORNEYS

     NAME                ADDRESS
     Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales
     Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales
     Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales
     Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales
     Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales
     George Petty        921, 98th Avenue, Oakland, CA 94603, United States
                         of America
     Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                         63026, United States of America
     Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales
     Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales
     Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales
     Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales
     Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney
--------------------------------------------------------------------------------

(b)   DOCUMENTS

1. any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of a trustee as defined in the Indenture for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney
--------------------------------------------------------------------------------

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                            Burns Philp Food Limited

Power of Attorney

--------------------------------------




BURNS PHILP FOOD LIMITED







Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................1

2.   Power and Authority...............................................1

3.   Delegation........................................................1

4.   Ratification......................................................2

5.   Conflict of Interest..............................................2

6.   Indemnity.........................................................2

7.   Revocability......................................................2

8.   Attorney's personal liability.....................................2

9.   Registration......................................................2

10.  Governing law.....................................................3
     Schedule 1........................................................5

Power of Attorney

-------------------------------------------------------------------------------

DATE  January 14, 2003

PARTIES

     1. BURNS PHILP FOOD LIMITED a company incorporated under the laws of Canada having its principal place of business at 31 Airlie Street, Lasalle, Quebec, Canada, H8R 1Z8 (the PRINCIPAL)



It is declared as follows.

1.   APPOINTMENT

     Each Principal appoints each person named in paragraph (a) of Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.   POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal (where applicable) and deliver the document or documents described in paragraph (b) of Schedule 1 (each a DOCUMENT) and any document ancillary to any Document or any document that is required to effect any of the transactions contemplated by the Documents (each an ADDITIONAL DOCUMENT) and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents or take any further action that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

Power of Attorney

-------------------------------------------------------------------------------

4.  RATIFICATION

    The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.  CONFLICT OF INTEREST

    An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

    (a)  interested in the Document or Additional Document or thing; or

    (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.  INDEMNITY

    The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.  REVOCABILITY

    The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.  ATTORNEY'S PERSONAL LIABILITY

    The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.  REGISTRATION

    The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

Power of Attorney
------------------------------------

10.  GOVERNING LAW

     This deed is governed by the laws of the Province of Ontario and the laws of Canada applicable in that province.

EXECUTED and delivered as a deed.

Power of Attorney
------------------------------------

BURNS PHILP FOOD LIMITED


/s/ Frank H. Schoonyoung
-------------------------------
Signature

Frank H. Schoonyoung
-------------------------------
Print Name       Vice President

Power of Attorney


--------------------------------------------------------------------------------

SCHEDULE 1

(a) ATTORNEYS

    NAME                                     ADDRESS

    Thomas Degnan                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Helen Golding                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Allen Hugli                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Greg Quirk                               Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Philip West                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    George Petty                             8 California Street, #608, San
                                             Francisco, CA 94111, United States
                                             of America

    Herb Blum                                240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

    Elizabeth Vuong                          Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Justin Pelly                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Melita Cottrell                          MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Patrick Lowden                           MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Tuyet Nguyen                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney
--------------------------------------------------------------------------------

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                 Burns Philp Netherlands European Holdings B.V.

            MR F. VAN DER RHEE, Biltseweg 15, 3735 MA BOSCH EN DUIN


                           GENERAL POWER OF ATTORNEY



The undersigned, FLORIS VAN DER RHEE, residing in 3735 MA BOSCH EN DUIN, Biltseweg 15, The Netherlands, for these presents acting in his capacity as Managing Director of Equity Trust Co. N.V.



A private limited liability company, established in accordance with the laws of the Netherlands, having its registered offices at Officia I, De Boelelaan 7, 1083 HJ AMSTERDAM, The Netherlands, hereinafter referred to as the "Company"


                        HEREBY CONSTITUTES AND APPOINTS

                          Mr. Wolbert Hinrik Kamphuijs

resident of 1019 WD AMSTERDAM, Stuurmankade 278, The Netherlands, officiating in Officia I, De Boelelaan 7, 1083 HJ AMSTERDAM, The Netherlands, as his true and lawful Attorney with full powers to represent the Company, to sign any and all papers for and on behalf of the Company of whatever nature, registration with the Chamber of Commerce, and furthermore to do any and all such acts and things on behalf of the Company as he in his sole discretion may deem necessary and desirable, all this with the promise of ratification.

This power will automatically expire on 7 February 2003.


Dated: Amsterdam, 28 January 2003

/s/  F. van der Rhee

By:    F. van der Rhee
Title: Managing Director

                               POWER OF ATTORNEY

The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17th day of February 2003,



/s/ A.P. HUGLI
-------------------------------
Name:  A.P. Hugli
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. Lynch, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkie aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Company");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamioze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Attorney") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17 day of February 2003.




/s/ J.T. Lynch
------------------------
Name: J.T. Lynch
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. McKenna, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkie aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Company");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamioze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Attorney") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17 day of February 2003.




/s/ J.G. McKenna
------------------------
Name: J.G. McKenna
Title: Managing Director

                               POWER OF ATTORNEY


The undersigned, L.E. Wheeler, as a director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkie aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelsan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Company");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamioze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Attorney") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Core; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17th day of February 2003.




/s/ L.E. Wheeler
------------------------
Name: L.E. Wheeler
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED, a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V., a private company with limited liability (besloten vennootschap net beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam. The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands, to be held on or about 17 February 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17th day of February 2003,

for and on behalf of

BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED


/s/ Helen Golding
-------------------------
Name: Helen Golding
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP EUROPE LTD., a company incorporated under the laws of England and Wales having its seat and its registered office at Victoria House, 15 Gay Street, Bath BA1 2PH, United Kingdom, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte cansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands, to be held on or about 17th February 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any person designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

IN WITNESS whereof the Company has duly executed this power of attorney as a deed on this ___ day of February 2003.



The Common Seal of BURNS    )

PHILP EUROPE LIMITED        )
                                                 [SEAL]
was hereunto affixed in the )

presence of:                )



/s/ Lois Wheeler                        /s/ B. Hilliard
----------------------------------      --------------------------------------
Name:  Lois Wheeler                     Name:  Brenda Hilliard
Title: Director                         Title: Authorised Signatory

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "BANK"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS") individually and with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of the shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY"), to be held on or about 17 February 2003, with respect to, inter alia, the approval, signing and adoption of certain resolutions by the board of managing directors of the Company relating to amongst others:

     the guarantee by the Company of an issue of high yield notes in the United States by Burns, Philp & Company Limited or any of its subsidiaries; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.


The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this seventeenth day of February 2003,

For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Stuart G Neilson
------------------------
Name:  Stuart G Neilson
Title: Director                        [J.P. MORGAN AUSTRALIA LIMITED SEAL]


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,


/s/ Elizabeth H Sides
-----------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 28 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 27 day of January 2003,




/s/ A.P. Hugli
------------------------
Name: A.P. Hugli
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. Lynch, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 29th January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 29 day of January 2003.




/s/ J.T. Lynch
------------------------
Name: J.T. Lynch
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. McKenna, as a managing director (statutoir directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 29 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 29 day of January 2003.




/s/ J.G. McKenna
------------------------
Name: J.G. McKenna
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, L.E. Wheeler, as a director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 29 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 28 day of January 2003.




/s/ L.E. Wheeler
------------------------
Name: L.E. Wheeler
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED, a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands, to be held on or about 28 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 28 day of January 2003,

for and on behalf of

BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED


/s/ Greg Quirk
-----------------------------------
Name: Greg Quirk
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "Bank"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS") individually and with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam. The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY"), to be held on or about 28 January 2003, with respect to, inter alia, the approval, signing and adoption of certain resolutions by the board of managing directors of the Company relating to amongst others:

     the guarantee by the Company of an issue of high yield notes in the United States by Burns, Philp & Company Limited or any of its subsidiaries; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 28th day of January 2003,

For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Stuart G. Neilson
------------------------
Name:  Stuart G. Neilson
Title: Director


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,


/s/ Elizabeth H Sides
-----------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, L.E. WHEELER, as a director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 13th January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13th day of January 2003,




/s/ L.E. Wheeler
------------------------
Name: L.E. Wheeler
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. LYNCH, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 13 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13 day of January 2003.




/s/ J.T. Lynch
------------------------
Name: J.T. Lynch
Title: Managing Director

                                                                  EXECUTION COPY

                               POWER OF ATTORNEY

The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 14 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 14 day of January 2003,

 /s/ A.P. Hugli
------------------------------------
Name:  A.P. Hugli
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. MCKENNA, as a managing director (statutair directeur) of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 13 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13 day of January 2003.




/s/ J.G. McKenna
------------------------
Name: J.G. McKenna
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED, a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present and for and to vote on its behalf at the (extraordinary) general meeting of shareholders of the Company, to be held on or about 14 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 14 day of January 2003,

for and on behalf of

BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED



/s/ Gregory Quirk
-------------------------------------------
Name:  GREGORY QUIRK
Title: Director




/s/ Helen Golding
-------------------------------------------
Name:  HELEN GOLDING
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "Bank"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Attorneys"), individually and with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of the shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "Company"), to be held on or about 13 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of the Company relating to the guarantee by the Company of an issue of high yield notes in the United States by Burns, Philp & Company Limited or its subsidiaries; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13th day of January 2003,

For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Stuart G Neilson
------------------------
Name:  Stuart G Neilson
Title: Director

For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,


/s/ Elizabeth H Sides
-----------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP EUROPE LTD., a company incorporated under the laws of England and Wales having its seat and its registered office at Victoria House, 15 Gay Street, Bath BA1 2PH, United Kingdom, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of the Company, to be held on or about 13 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of the Netherlands.

Executed as a deed this 13th day of January 2003,

The common Seal of                      )

                                               [SEAL]
BURNS PHILP EUROPE LIMITED              )


Was hereunto affixed in the presence of:)




/s/ Lois Wheeler
-----------------
Name: Lois Wheeler
Title: Director




/s/ B. Hilliard
---------------
Name: Brenda Hilliard
Title: Authorised Signatory

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP EUROPE LTD., a company incorporated under the laws of England and Wales having its seat and its registered office at Victoria House, 15 Gay Street, Bath BA1 2PH, United Kingdom, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually with full powers of substitution, to be the true and lawful attorneys of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands, to be held on or about 29th January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Executed as a deed this 28th day of January 2003,

The common Seal of                      )

                                               (SEAL)
Burns Philp Europe Limited              )


Was hereunto affixed in the presence of )




/s/ Lois Wheeler
-----------------
Name: Lois Wheeler
Title: Director




/s/ B. Hilliard
---------------
Name: Brenda Hilliard
Title: Authorised Signatory

                       Burns Philp Treasury (Europe) B.V.

            MR F. VAN DER RHEE, BILTSEWEG 15, 3735 MA BOSCH EN DUIN


                           GENERAL POWER OF ATTORNEY


The undersigned, FLORIS VAN DER RHEE, residing in 3735 MA BOSCH EN DUIN, Biltseweg 15, The Netherlands, for these presents acting in his capacity as Managing Director of Equity Trust Co. N.V.


A private limited liability company, established in accordance with the laws of the Netherlands, having its registered offices at Officia I, De Boelelaan 7, 1083 HJ AMSTERDAM, The Netherlands, hereinafter referred to as the "Company"

                        HEREBY CONSTITUTES AND APPOINTS


                          Mr. Wolbert Hinrik Kamphuijs

resident of 1019 WD AMSTERDAM, Stuurmankade 278, The Netherlands, officiating in Officia I, De Boelelaan 7, 1083 HJ AMSTERDAM, The Netherlands, as his true and lawful Attorney with full powers to represent the Company, to sign any and all papers for and on behalf of the Company of whatever nature, registration with the Chamber of Commerce, and furthermore to do any and all such acts and things on behalf of the Company as he in his sole discretion may deem necessary and desirable, all this with the promise of ratification.

This power will automatically expire on 7 February 2003.


Dated: Amsterdam, 28 January 2003


/s/ F. van der Rhee
--------------------------------
By:    F. van der Rhee
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17th day of February 2003.




/s/ A.P. Hugli
------------------------
Name: A.P. Hugli
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. Lynch, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 17 February 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17 day of February 2003.




/s/ J.T. Lynch
------------------------
Name: J.T. Lynch
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. McKenna, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a)   to be present and for and on his behalf at the (extraordinary) meeting of
      the shareholders of the Company, to be held on or about     February 2003,
      and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17 day of February 2003.




/s/ J.G. McKenna
------------------------
Name: J.G. McKenna
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP TREASURY (AUSTRALIA) LIMITED a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, Sydney, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam. The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS") individually and with full powers of substitution, to be the true and lawful attorney of the Company and in such capacity:

(a) to be present and for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands to be held on or about 17 February 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP TREASURY (EUROPE) B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 17th day of February 2003,


For and on behalf of

BURNS PHILP TREASURY (AUSTRALIA) LIMITED



/s/ Helen Golding
---------------------------------------
Name:  Helen Golding
Title: Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "BANK"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam. The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS") individually and with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of the shareholders of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY"), to be held on or about 17 February 2003, with respect to, imer alia, the approval, signing and adoption of certain resolutions by the board of managing directors of the Company relating to amongst others:

      the guarantee by the Company of an issue of high yield notes in the United States by Burns Philp & Company Limited or its subsidiaries; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this seventeenth day of February 2003,


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED.



/s/ Stuart G Neilson
---------------------------------------
Name:  Stuart G Neilson
Title: Director


                    [ J.P MORGAN AUSTRALIA LIMITED COMMON SEAL A.C.N. 002888011]


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Elizabeth H Sides
----------------------------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 28 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 27 day of January 2003,




/s/ A.P. Hugli
------------------------
Name: A.P. Hugli
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. McKenna, as a director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkie aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamioze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetal) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 29th January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 29th day of January 2003.




/s/ J.G. McKenna
------------------------
Name: J.G. McKenna
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. Lynch, as a director (statutair directeur) of BURNS PHILP NETHERLANDS (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkie aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamioze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 29th January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 29 day of January 2003.




/s/ J.T. Lynch
------------------------
Name: J.T. Lynch
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP TREASURY (AUSTRALIA) LIMITED, a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, Sydney, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually and with full powers of substitution, to be the true and lawful attorney of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands to be held on or about 28 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP TREASURY (EUROPE) B.V.; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 28th day of January 2003,


for and on behalf of

BURNS PHILP TREASURY (AUSTRALIA) LIMITED



/s/ Greg Quirk
---------------------------------------
Name:  GREG QUIRK
Title: Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "BANK"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually and with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of shareholders of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1983 HJ Amsterdam, The Netherlands (the "COMPANY"), to be held on or about 28 January 2003, with respect to, inter alia, the approval, signing and adoption of certain resolutions by the board of managing directors of the Company relating to amongst others, the approval of certain financing documents and the granting of certain guarantees and/or securities in respect of those financing documents by the Company; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 28th day of January 2003,


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED.



/s/ Stuart G. Neilson
---------------------------------------
Name:  Stuart G. Neilson
Title: Director


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Elizabeth H Sides
----------------------------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.G. MCKENNA, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheld) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam. The Netherlands, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 13 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13 day of January 2003.




/s/ J.G. McKenna
------------------------
Name:  J.G.McKenna
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.T. LYNCH, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 13 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13 day of January 2003,




/s/ J.T. Lynch
------------------------
Name:  J.T. Lynch
Title: Managing Director

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, A.P. HUGLI, as a managing director (statutair directeur) of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY");

HEREBY APPOINTS EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEY") individually and with full powers of substitution, to be the true and lawful attorney of the undersigned and in such capacity:

(a) to be present and for and on his behalf at the (extraordinary) meeting of the shareholders of the Company, to be held on or about 14 January 2003, and to exercise the rights of the undersigned in respect of the advisory vote, which the undersigned has pursuant to Section 2:227 paragraph 4 of the Dutch Civil Code; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The undersigned hereby covenants and agrees to indemnify and to hold harmless the Attorney or any persons designated hereunder by it from and against any liability it might incur for any steps taken by it in connection with this Power of Attorney.

This appointment also applies to situations where the Attorney also acts as the counterparty of the undersigned (Selbsteintritt); the undersigned will ratify and confirm whatever the Attorney shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 14 day of January 2003.




/s/ A.P. Hugli
------------------------
Name:  A.P. Hugli
Title: Managing Director

                                                                EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 (the "BANK"), HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS") individually with full powers of substitution, to be the true and lawful attorneys of the undersigned and in such capacity:

(a) to be present on its behalf at the (extraordinary) meeting of the shareholders of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "COMPANY"), to be held on or about 13 February 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of the Company relating to the guarantee by the Company of an issue of high-yield notes in the United States by Burns, Philp and Company Limited or its subsidiaries; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Bank hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Bank (Selbsteintritt); the Bank will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to them hereunder.

This power of attorney shall be effective for thirty (30) days from the date hereof.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 13th day of January 2003,

For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Stuart G Neilson
---------------------------------------
Name:  Stuart G Neilson
Title: Director


For and on behalf of J.P. MORGAN AUSTRALIA LIMITED,



/s/ Elizabeth H Sides
----------------------------------------
Name:  Elizabeth H Sides
Title: Secretary

                                                                  EXECUTION COPY


                               POWER OF ATTORNEY


The undersigned, BURNS PHILP TREASURY (AUSTRALIA) LIMITED, a company incorporated under the laws of Australia having its seat and its registered office at Level 23, 56 Pitt Street, Sydney, New South Wales 2000, Australia, (the "COMPANY");

HEREBY APPOINTS each of the managing directors of EQUITY TRUST CO. N.V., a company limited by shares (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands (the "ATTORNEYS"), individually and with full powers of substitution, to be the true and lawful attorney of the Company and in such capacity:

(a) to be present for and to vote on its behalf at the (extraordinary) general meeting of shareholders of the Company, to be held on or about 14 January 2003, with respect to the approval, signing and adoption of the resolutions by the board of managing directors of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat at Wapenveld, The Netherlands and its registered office at De Boelelaan7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands; and

(b) to do all such other acts and things that may be necessary or useful in connection with the aforesaid.

The Company hereby covenants and agrees to indemnify and to hold harmless the Attorneys or any persons designated hereunder by them from and against any liability they or any of them might incur for any steps taken by them or any one of them in connection with this Power of Attorney.

This appointment also applies to situations where one of the Attorneys also acts as the counterparty of the Company (Selbsteintritt); the Company will ratify and confirm whatever the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to it hereunder.

This power of attorney shall be governed by and shall be construed in accordance with the laws of The Netherlands.

Signed this 14 day of January 2003,


For and on behalf of

BURNS PHILP TREASURY (AUSTRALIA) LIMITED



/s/ G.J. Quirk
---------------------------------------
Name:  G.J. Quirk
Title: Director




/s/ H.D. Golding
----------------------------------------
Name:  H.D. Golding
Title: Director

                            Goodman Finance Limited

POWER OF ATTORNEY

---------------

BPCNZ1 LIMITED

Power of Attorney

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS


1.   Appointment.............................................................. 2

2.   Power and Authority...................................................... 2

3.   Delegation............................................................... 2

4.   Ratification............................................................. 3

5.   Conflict of Interest..................................................... 3

6.   Indemnity................................................................ 3

7.   Revocability............................................................. 3

8.   Attorney's personal liability............................................ 3

9.   Registration............................................................. 4

10.  Governing law............................................................ 4

Power of Attorney

--------------------------------------------------------------------------------

DATE  14 January 2003

This Power of Attorney is given by

BPCNZ1 Limited (the PRINCIPAL)

in favour of each Attorney (as defined below).


It is declared as follows.

1.   APPOINTMENT

     The Principal appoints each person named in Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

     Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

Power of Attorney

--------------------------------------------------------------------------------

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or thing; or

     (b) connected with a person who is in any way interested in the Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not:

     (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body in which he or she is a partner or employed as to:

          (i)  that Attorney's authority to exercise the power; or

          (ii) the validity of this Power of Attorney; or

     (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

Power of Attorney

-------------------------------------------------------------------------------

9.  REGISTRATION

    The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10. GOVERNING LAW

    This deed is governed by the laws of New Zealand.

EXECUTED by the Principal as a deed poll:

BPCNZ1 LIMITED by:


/s/ Helen Golding                      /s/ Allen Hugli
----------------------------------     ---------------------------------------
Director                               Director

HELEN GOLDING                          ALLEN HUGLI
----------------------------------     ---------------------------------------
Print Name                             Print Name

Power of Attorney


--------------------------------------------------------------------------------

SCHEDULE 1

ATTORNEYS
NAME                                         ADDRESS

Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

George Petty                                 8 California Street, #600 San
                                             Francisco, CA 94111, United States
                                             of America

Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales

Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales

Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney
--------------------------------------------------------------------------------

SCHEDULE 2

     DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

--------------------------------------------------------------------------------

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                       Burns Philp (New Zealand) Limited

POWER OF ATTORNEY
-----------------
BURNS PHILP (NEW ZEALAND) LIMITED

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................2

2.   Power and Authority...............................................2

3.   Delegation........................................................2

4.   Ratification......................................................3

5.   Conflict of Interest..............................................3

6.   Indemnity.........................................................3

7.   Revocability......................................................3

8.   Attorney's personal liability.....................................3

9.   Registration......................................................4

10.  Governing law.....................................................4

Power of Attorney
--------------------------------------------------------------------------------

Date 14 January 2003

This Power of Attorney is given by
Burns Philp (New Zealand) Limited (the PRINCIPAL) in favour of each Attorney (as defined below).


It is declared as follows.

1.   APPOINTMENT

     The Principal appoints each person named in Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER OF AUTHORITY

     Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

Power of Attorney

--------------------------------------------------------------------------------

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or thing; or

     (b) connected with a person who is in any way interested in the Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

       The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not:

     (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body in which he or she is a partner or employed as to:

          (i)  that Attorney's authority to exercise the power; or

          (ii) the validity of this Power of Attorney; or

     (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

Power of Attorney

--------------------------------------------------------------------------------

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This deed is governed by the laws of New Zealand.


EXECUTED by the Principal as a deed poll:

BURNS PHILP (NEW ZEALAND) LIMITED by:

 /s/ R. MEAGHER                               /s/ ALLEN HUGLI
-----------------------------------          -----------------------------------
Director                                     Director

 R. MEAGHER                                   ALLEN HUGLI
-----------------------------------          -----------------------------------
Print Name                                   Print Name

Power of Attorney


--------------------------------------------------------------------------------

SCHEDULE 1


ATTORNEYS                                    ADDRESS
NAME

Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

George Petty                                 8 California Street, #600 San
                                             Francisco, CA 94111, United States
                                             of America

Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales

Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales

Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney
--------------------------------------------------------------------------------

SCHEDULE 2

     DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

--------------------------------------------------------------------------------

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                      New Zealand Food Industries Limited

POWER OF ATTORNEY
-----------------
NEW ZEALAND FOOD INDUSTRIES LIMITED

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................2

2.   Power and Authority...............................................2

3.   Delegation........................................................2

4.   Ratification......................................................3

5.   Conflict of Interest..............................................3

6.   Indemnity.........................................................3

7.   Revocability......................................................3

8.   Attorney's personal liability.....................................3

9.   Registration......................................................4

10.  Governing law.....................................................4

Power of Attorney

--------------------------------------------------------------------------------

DATE 14 January 2003

This Power of Attorney is given by

New Zealand Food Industries Limited (the PRINCIPAL)

in favour of each Attorney (as defined below).


It is declared as follows.

1.   APPOINTMENT

     The Principal appoints each person named in Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

     Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

Power of Attorney

--------------------------------------------------------------------------------

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or thing; or

     (b) connected with a person who is in any way interested in the Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

       The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not:

     (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body in which he or she is a partner or employed as to:

          (i)  that Attorney's authority to exercise the power; or

          (ii) the validity of this Power of Attorney; or

     (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

Power of Attorney

--------------------------------------------------------------------------------

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This deed is governed by the laws of New Zealand.


EXECUTED by the Principal as a deed poll:

NEW ZEALAND FOOD INDUSTRIES LIMITED
by:

 /s/ R.P. MEAGHER                             /s/ A.P. HUGLI
-----------------------------------          -----------------------------------
Director                                     Director

 R.P. MEAGHER                                 A.P. HUGLI
-----------------------------------          -----------------------------------
Print Name                                   Print Name

Power of Attorney


--------------------------------------------------------------------------------

SCHEDULE 1


ATTORNEYS

NAME                                         ADDRESS

Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

George Petty                                 8 California Street, #600 San
                                             Francisco, CA 94111, United States
                                             of America

Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales

Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales

Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney
--------------------------------------------------------------------------------

SCHEDULE 2

     DOCUMENTS

1. any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms)

                            Burns Philp Peru S.A.C.

Power of Attorney
------------------------------------

BURNS PHILP PERU S.A.C.



Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................

2.   Power and Authority...............................................

3.   Delegation........................................................

4.   Ratification......................................................

5.   Conflict of Interest..............................................

6.   Indemnity.........................................................

7.   Revocability......................................................

8.   Attorney's Personal Liability.....................................

9.   Registration......................................................

10.  Governing Law.....................................................
     Schedule 1........................................................

Power of Attorney
--------------------------------------------------------------------------------

DATE: February 7, 2003

PARTIES

Burns Philp Peru S.A.C., incorporated in Peru (the PRINCIPAL), represented by Sergio Oquendo Heraud.

It is declared as follows.

1.      APPOINTMENT

        The Principal appoints each person named in paragraph (a) of Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.      POWER AND AUTHORITY

        Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

        (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 1 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.      DELEGATION

        An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.      RATIFICATION

        The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney
------------------------------------------------------------------------------

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.   REVOCABILITY

     The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This deed is governed by the laws of Peru.

Power of Attorney
--------------------------------------------------------------------------------
EXECUTED and delivered as a deed in Lima, Peru.


Signed, Sealed and Delivered by Burns Philp Peru S.A.C.:



/s/ Sergio Oquendo Heraud
----------------------------------
Representative Signature

Name: Sergio Oquendo Heraud

Power of Attorney


--------------------------------------------------------------------------------

                                   SCHEDULE 1


(a) ATTORNEYS                                ADDRESS

    NAME

    Thomas Degnan                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Helen Golding                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Allen Hugli                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Greg Quirk                               Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Philip West                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    George Petty                             921, 98th Avenue, Oakland, CA
                                             94603, United States of America

    Herb Blum                                240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

    Elizabeth Vuong                          Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Justin Pelly                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Melita Cottrell                          MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Patrick Lowden                           MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Tuyet Nguyen                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the appointed trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                             Burns Philp (U.K.) plc

BY THIS POWER OF ATTORNEY made on 17th February 2003 BURNS PHILP (U.K.) PLC a company registered in the United Kingdom having its registered office at Victoria House, 15 Gay Street, Bath, Avon BA1 2PH (the "COMPANY") HEREBY APPOINTS each person named in Schedule 1 to this power of attorney and any person for the time being or from time to time holding the office of director or secretary in the Company or in Burns Philp & Company Limited (ABN 65 000 000
359)(the Company's ultimate parent company) (the "PARENT") severally, the true and lawful attorneys of the Company (each an "ATTORNEY"), each Attorney to approve, do, make and execute for and in the name of and on behalf of the Company all acts, documents, deeds, matters and things for the purposes of and in connection with guaranteeing the obligations of Burns Philp Capital Pty Limited (the "AUSTRALIAN ISSUER"), a wholly owned subsidiary of the Parent and Burns Philp Capital (U.S.) Inc. (the "U.S. ISSUER" and together with the Australian Issuer, the "ISSUERS"), if determined to be necessary by a committee of the board of directors of the Parent), in respect of US$210 million senior subordinated notes (the "SENIOR SUBORDINATED NOTES") to be issued by the Issuers and, in particular (but without limitation), to approve and enter into for and on behalf of the Company the documents referred to in Schedule 2 to this power of attorney and such other documents or deeds in connection therewith upon such terms as he/she may in his/her absolute discretion determine (subject to such prior consultation on matters of principle with any member of the board of the Company as he/she is able to make PROVIDED THAT no person dealing with any Attorney shall be concerned with or obliged to enquire as to or otherwise be affected by any such consultation or failure to consult by that Attorney).

IT IS HEREBY DECLARED that:

1. every act, document, matter and thing which shall be made executed or done by each Attorney for the aforesaid purposes shall be as good, valid and effective as if the same had been made, executed or done by the Company;

2 the Company hereby ratifies and confirms and agrees to ratify and confirm from time to time and at all times everything that each Attorney shall do or cause to be done by virtue of and in accordance with this power of attorney including in such ratification and confirmation everything that shall be done between the time of the revocation of this power of attorney and the time of such revocation becoming known to that Attorney; and

3. the Company shall indemnify and keep indemnified each Attorney from and against all demands, claims, costs and expenses which may be brought against or incurred by him/her as a result hereof.

This power of attorney shall in any event lose its validity and cease to be effective on and after 31 December 2022.

Save as expressly provided to the contrary, the parties do not intend any term of this Power of Attorney to be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999.

This power of attorney shall be governed by and construed in accordance with the laws of England.

IN WITNESS whereof the Company has duly executed this Deed the day and year first before written.



The Common Seal of BURNS   )
PHILP (U.K.) PLC           )
was hereunto affixed in the)
presence of:               )                                [SEAL]

/s/ LOIS WHEELER                             /s/ BRENDA HILLIARD
-----------------------------                -----------------------------------
Name: Lois Wheeler                           Name: Brenda Hilliard
Title: Director                              Title: Authorised Signatory

                                   SCHEDULE 1

                                 THE ATTORNEYS


--------------------------------------------------------------------------------
NAME OF ATTORNEY                             ADDRESS
--------------------------------------------------------------------------------
Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
George Petty                                 921, 98th Avenue Oakland, CA
                                             94603, United States of America
--------------------------------------------------------------------------------
Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America
--------------------------------------------------------------------------------
Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                 The Documents

1. Any Indenture between the Issuer (and, if applicable, the Co-issuer), each Guarantor (including the Company) and Wells Fargo Bank, National Association as the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between the Issuer (and, if applicable, the Co-issuer), each Guarantor and Credit Suisse First Boston as the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between the Issuer (and, if applicable, the Co-issuer), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by the Issuer (and, if applicable, the Co-issuer), and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, the Co-issuer), and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the "ORIGINAL SECURITIES") or the Exchange Notes and the accompanying Exchange Note Guarantees (the "EXCHANGE SECURITIES").

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depositary Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

BY THIS POWER OF ATTORNEY made on 10th February 2003 BURNS PHILP (U.K.) PLC a company registered in the United Kingdom having its registered office at Victoria House, 15 Gay Street, Bath, Avon BA1 2PH (the "COMPANY") HEREBY APPOINTS each person named in Schedule 1 to this power of attorney and any person for the time being or from time to time holding the office of director or secretary in the Company or in Burns Philp & Company Limited (ABN 65 000 000
359)(the Company's ultimate parent company)(the "PARENT") severally, the true and lawful attorneys of the Company (each an "ATTORNEY"), each Attorney to approve, do, make and execute for and in the name of and on behalf of the Company all acts, documents, deeds, matters and things for the purposes of and in connection with guaranteeing the obligations of Burns Philp Capital Pty Limited (the "ISSUER"), a wholly owned subsidiary of the Parent (and a U.S. incorporated co-issuer or co-obligor (the "CO-ISSUER"), if determined to be necessary by a committee of the board of directors of the Parent), in respect of US$200 million senior subordinated notes (the "SENIOR SUBORDINATED NOTES") to be issued by the Issuer (and, if applicable, the Co-issuer) and, in particular (but without limitation), to approve and enter into for and on behalf of the Company the documents referred to in Schedule 2 to this power of attorney and such other documents or deeds in connection therewith upon such terms as he/she may in his/her absolute discretion determine (subject to such prior consultation on matters of principle with any member of the board of the Company as he/she is able to make PROVIDED THAT no person dealing with any Attorney shall be concerned with or obliged to enquire as to or otherwise be affected by any such consultation or failure to consult by that Attorney).

IT IS HEREBY DECLARED that:

1. every act, document, matter and thing which shall be made executed or done by each Attorney for the aforesaid purposes shall be as good, valid and effective as if the same had been made, executed or done by the Company;

2. the Company hereby ratifies and confirms and agrees to ratify and confirm from time to time and at all times everything that each Attorney shall do or cause to be done by virtue of and in accordance with this power of attorney including in such ratification and confirmation everything that shall be done between the time of the revocation of this power of attorney and the time of such revocation becoming known to that Attorney; and

3. the Company shall indemnify and keep indemnified each Attorney from and against all demands, claims, costs and expenses which may be brought against or incurred by him/her as a result hereof.

This power of attorney shall in any event lose its validity and cease to be effective on and after 31 December 2022.

Save as expressly provided to the contrary, the parties do not intend any term of this Power of Attorney to be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999.

The power of attorney shall be governed by and construed in accordance with the laws of England.


IN WITNESS whereof the Company has duly executed this Deed the day and year first before written.



The Common Seal of BURNS       )

                                               [SEAL]
PHILP (U.K.) PLC              )


was hereunto affixed in the    )


presence of:                   )




/s/ Lois Wheeler                             /s/ B. Hilliard
---------------                              -----------------
Name: Lois Wheeler                           Name: Brenda Hilliard
Title: Director                              Title: Authorised Signatory

                                   SCHEDULE 1

                                 The Attorneys


--------------------------------------------------------------------------------
Name of Attorney                             Address
--------------------------------------------------------------------------------
Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
George Petty                                 921, 98th Avenue Oakland, CA
                                             94603, United States of America
--------------------------------------------------------------------------------
Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America
--------------------------------------------------------------------------------
Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                 THE DOCUMENTS

1. Any Indenture between the Issuer (and, if applicable, the Co-issuer), each Guarantor (including the Company) and Wells Fargo Bank, National Association as the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between the Issuer (and, if applicable, the Co-issuer), each Guarantor and Credit Suisse First Boston as the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between the Issuer (and, if applicable, the Co-issuer), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by the Issuer (and, if applicable, the Co-issuer), and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, the Co-issuer) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the "ORIGINAL SECURITIES") or the Exchange Notes and the accompanying Exchange Note Guarantees (the "EXCHANGE SECURITIES").

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

BY THIS POWER OF ATTORNEY made on 14 January 2003 BURNS PHILP (U.K.) PLC a company registered in the United Kingdom having its registered office at Victoria House, 15 Gay Street, Bath, Avon BA1 2PH (the "COMPANY") HEREBY APPOINTS each person named in Schedule 1 to this power of attorney and any person for the time being or from time to time holding the office of director or secretary in the Company or in Burns Philp & Company Limited (ABN 65 000 000
359) (the Company's ultimate parent company) (the "PARENT") severally, the true and lawful attorneys of the Company (each an "ATTORNEY"), each Attorney to approve, do, make and execute for and in the name of and on behalf of the Company all acts, documents, deeds, matters and things for the purposes of and in connection with guaranteeing the obligations of Burns Philp Capital Pty Limited (the "ISSUER"), a wholly owned subsidiary of the Parent in respect of US$150 million senior unsecured subordinated notes due 2012 (the "SENIOR SUBORDINATED NOTES") to be issued by the Issuer and, in particular (but without limitation), to approve and enter into for and on behalf of the Company the documents referred to in Schedule 2 to this power of attorney and such other documents or deeds in connection therewith upon such terms as he/she may in his/her absolute discretion determine (subject to such prior consultation on matters of principle with any member of the board of the Company as he/she is able to make PROVIDED THAT no person dealing with any Attorney shall be concerned with or obliged to enquire as to or otherwise be affected by any such consultation or failure to consult by that Attorney).

IT IS HEREBY DECLARED that:

1. every act, document, matter and thing which shall be made executed or done by each Attorney for the aforesaid purposes shall be as good, valid and effective as if the same had been made, executed or done by the Company;

2. the Company hereby ratifies and confirms and agrees to ratify and confirm from time to time and at all times everything that each Attorney shall do or cause to be done by virtue of and in accordance with this power of attorney including in such ratification and confirmation everything that shall be done between the time of the revocation of this power of attorney and the time of such revocation becoming known to that Attorney; and

3. the Company shall indemnify and keep indemnified each Attorney from and against all demands, claims, costs and expenses which may be brought against or incurred by him/her as a result hereof.

This power of attorney shall in any event lose its validity and cease to be effective on and after 31 December 2022.

Save as expressly provided to the contrary, the parties do not intend any term of this Power of Attorney to be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999.

The power of attorney shall be governed by and construed in accordance with the laws of England.


IN WITNESS whereof the Company has duly executed this Deed the day and year first before written.



The Common Seal of BURNS       )

                                                  [SEAL]
PHILP (U.K.), PLC              )


was hereunto affixed in the    )


presence of:                   )




/s/ Lois Wheeler                             /s/ B. Hilliard
---------------                              -----------------
Name: Lois Wheeler                           Name: Brenda Hilliard
Title: Director                              Title: Authorised Signatory

                                   SCHEDULE 1

                                 The Attorneys


--------------------------------------------------------------------------------
Name of Attorney                             Address
--------------------------------------------------------------------------------
Thomas Degnan                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Helen Golding                                Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Allen Hugli                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Greg Quirk                                   Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Philip West                                  Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
George Petty                                 921, 98th Avenue Oakland, CA
                                             94603, United States of America
--------------------------------------------------------------------------------
Herb Blum                                    240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America
--------------------------------------------------------------------------------
Elizabeth Vuong                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Justin Pelly                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Melita Cottrell                              MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Patrick Lowden                               MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------
Tuyet Nguyen                                 MLC Centre, Martin Place, Sydney,
                                             New South Wales, Australia
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                 THE DOCUMENTS

1. Any Indenture between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor (including the Company) and Bank of New York as the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and Credit Suisse First Boston as the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the "ORIGINAL SECURITIES") or the Exchange Notes and the accompanying Exchange Note Guarantees (the "EXCHANGE SECURITIES").

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                                  Flodden S.A.

Power of Attorney
------------------------------------

FLODDEN S.A. (THE "COMPANY" IN SCHEDULE 1)



Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................1

2.   Power and Authority...............................................1

3.   Delegation........................................................1

4.   Ratification......................................................1

5.   Conflict of Interest..............................................2

6.   Indemnity.........................................................2

7.   Revocability......................................................2

8.   Attorney's personal liability.....................................2

9.   Registration......................................................2

10.  Governing law.....................................................3
     Schedule 1........................................................5
     Schedule 2........................................................7
     Schedule 3.......................................................10

Power of Attorney
--------------------------------------------------------------------------------

DATE

PARTIES

  1. THE COMPANY

IT IS DECLARED AS FOLLOWS.

1.      APPOINTMENT

        The Company appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director in the Company (each an Attorney) severally as the attorney of the Company with the powers and authorities conferred by this deed.

2.      POWER AND AUTHORITY

Each Attorney may, in the Company's name or in his or her own name and as the Company's act, do any of the following.

        (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.      DELEGATION

        An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.      RATIFICATION

        The Company ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney
-------------------------------------------------------------------------------

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a) interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Company shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.   REVOCABILITY

     The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Company to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Company shall, if necessary, register this deed wherever required to give effect to its terms. If the Company fails to do so, the Attorney may register this deed and claim reimbursement from the Company of any costs reasonably incurred in doing so.

Power of Attorney
------------------------------------

10.  GOVERNING LAW

     This deed is governed by the laws of Uruguay.

EXECUTED and delivered as a deed in Montevideo, Uruguay on January 9, 2003.



/s/ Christiam Olt Acosta y Lara
-------------------------------
CHRISTIAM OLT ACOSTA Y LARA
President of Flodden S.A.

Power of Attorney

--------------------------------------------------------------------------------

Schedule 1

FLODDEN S.A.

Power of Attorney


--------------------------------------------------------------------------------

SCHEDULE 2


(a) ATTORNEYS

    NAME                                     ADDRESS

    Thomas Degnan                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Helen Golding                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Allen Hugli                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Greg Quirk                               Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Philip West                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    George Petty                             921, 98th Avenue, Oakland, CA
                                             94603, United States of America

    Herb Blum                                240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

    Elizabeth Vuong                          Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Justin Pelly                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Melita Cottrell                          MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Patrick Lowden                           MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Tuyet Nguyen                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                                 Greensted S.A.

Power of Attorney

--------------------------------------------------------------------------------

GREENSTED S.A. (THE "COMPANY" IN SCHEDULE 1)




Additional Senior Subordinated Notes

Power of Attorney


                               TABLE OF CONTENTS

1.   Appointment.......................................................2

2.   Power and Authority...............................................2

3.   Delegation........................................................2

4.   Ratification......................................................2

5.   Conflict of interest..............................................2

6.   Indemnity.........................................................3

7.   Revocability......................................................3

8.   Attorney's personal liability.....................................3

9.   Registration......................................................3

10.  Governing law.....................................................4
     Schedule 1........................................................5
     Schedule 2........................................................7
     Schedule 3.......................................................10

Power of Attorney
--------------------------------------------------------------------------------

DATE

PARTIES

  1. The COMPANY

IT IS DECLARED AS FOLLOWS.

1.      APPOINTMENT

        The Company appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director in the Company (each an Attorney) severally as the attorney of the Company with the powers and authorities conferred by this deed.

2.      POWER AND AUTHORITY

Each Attorney may, in the Company's name or in his or her own name and as the Company's act, do any of the following.

        (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.      DELEGATION

        An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney,

4.      RATIFICATION

        The Company ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.      CONFLICT OF INTEREST

        An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

Power of Attorney

--------------------------------------------------------------------------------

     (a)  interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Company shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.   REVOCABILITY

     The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Company to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by the Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Company shall, if necessary, register this deed wherever required to give effect to its terms. If the Company fails to do so, the Attorney may register this deed and claim reimbursement from the Company of any costs reasonably incurred in doing so.

Power of Attorney

--------------------------------------------------------------------------------

10. GOVERNING LAW

    This deed is governed by the laws of Uruguay.


EXECUTED and delivered as a deed in Montevideo, Uruguay on January 9, 2003.



/s/   Christiam Olt Acosta y Lara
----------------------------------------

CHRISTIAM OLT ACOSTA Y LARA
President of Greensted S.A.

Power of Attorney

--------------------------------------------------------------------------------

SCHEDULE 1

GREENSTED S.A.

Power of Attorney


--------------------------------------------------------------------------------

Schedule 2


(a) ATTORNEYS

    NAME                                     ADDRESS

    Thomas Degnan                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Helen Golding                            Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Allen Hugli                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Greg Quirk                               Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Philip West                              Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    George Petty                             921, 98th Avenue, Oakland, CA
                                             94603, United States of America

    Herb Blum                                240 Larkin Williams Industrial
                                             Court, Fenton, MO 63026,
                                             United States of America

    Elizabeth Vuong                          Level 23, 56 Pitt Street, Sydney,
                                             New South Wales

    Justin Pelly                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Melita Cottrell                          MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Patrick Lowden                           MLC Centre, Martin Place, Sydney,
                                             New South Wales

    Tuyet Nguyen                             MLC Centre, Martin Place, Sydney,
                                             New South Wales

Power of Attorney

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes.

Power of Attorney

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                                   EXHIBIT B

                           BURNS PHILP GUATEMALA S.A.

TRANSLATION

Number twenty five (25).- In the City of Guatemala, today, January twenty, of year two thousand and three, before me, Edgar Renato Cheng Tabarini, Notary Public, is present Ms. Lorena Barrios Pinzon, who is of twenty-seven years of age, single, Guatemalan, Notary Public and Attorney, with residence on this domicile, and whom I personally know; she is acting on behalf and representation of the entity "Burns Philp Guatemala, Sociedad Anonima", and accredits the representation she exercises with: a) Notarial Certificate of her appointment as Vice President of the Board of Directors of the entity "Burns Philp Guatemala, Sociedad Anonima". Such Notarial Certificate was authorized by Notary Public Edgar Renato Cheng Tabarini on September twenty-four of year two thousand and two, and was recorded on the General Mercantile Registry of the Republic of Guatemala under number one hundred ninety seven thousand two hundred and fifteen (197215), page one hundred and thirty (130) of Book one hundred and twenty four
(124) of Commercial Auxiliaries; b) Minute number six (6),of the General Regular
- all present- Stockholders Meeting of the same entity, held on this country, on January 16, of year two thousand and three, and which was written on pages twenty one through thirty two of the Book of Record of Stockholders Meeting Minutes of the entity "Burns Philp Guatemala, Sociedad Anonima". This Book was authorized by the General Mercantile Registry of the Republic of Guatemala on November four of year two thousand and two, and authorized by the Tax Revenue Office on November four of year two thousand and two. On Clause eight, numeral two of such Minute, Ms. Lorena Barrios Pinzon was authorized to grant this public instrument. I, Notary Public, attest: a) To have had before me the documentation related, and that such provides sufficient grounds to exercise this representation by Ms. Lorena Barrios Pinzon, and that in my opinion and in accordance with the law, it is sufficient for the execution hereof; That the appearing person affirmed to be of the general data set forth, and that she is in the free exercise of her civil rights; and c) That she, with the representation she is exercising, hereby grants a SPECIAL POWER OF ATTORNEY WITH REPRESENTATION, contained under the following clauses:

Representation in favor of the following persons: Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philip West, George Petty, Herb Blum, Elizabeth Vuong, Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen to represent, either jointly or severally, indistinctly, the entity "Burns Philp Guatemala, Sociedad Anonima", in all jurisdictions that they may be required, conferring to the Attorneys-in-fact the following special faculties set forth below: (A) Make, sign, execute, seal (in the case of a deed) and deliver the following document or documents and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing: (i) Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture;
(iii) Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (iv)


      Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement; (v) Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (vi)

      Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (vii) Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (viii) Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the Original Securities) or the Exchange Notes and the accompanying Exchange Note Guarantees (the Exchange Securities); (ix) Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc; (xi) Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes; (xii) Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes; (xiii) Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms). (B) Supplement, make alterations to and complete any blanks in any Document; and (C) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document. SECOND: The appearing person, with the representation that exercises, states her absolute agreement with such Special Power of Attorney with Representation, contained in the clauses set forth above. I, Notary Public, attest: That I thoroughly read the document to the grantor, who was well imposed of its contents, purposes, legal effects, and of the obligation of recordal of such public instrument. The appearing party ratifies, accepts and signs this document, together with the authorizing Notary Public. I attest of all statements contained herein.

/s/ L. Barrios Pinzon


/s/ Seal of Notary Public

                             BURNS PHILP FOOD, S.A.

[TRANSLATION]

              MINUTES OF THE DECISIONS OF THE SOLE SHAREHOLDER OF
               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)


In Amsterdam, on January 14, 2003, BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, validly represented jointly by Ms. Lois Wheeler and EQUITY TRUST, NV, the latter being in its turn represented by Mr. Van De Rhee, acting in its capacity as Sole Shareholder of BURNS PHILP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"),has considered the following circumstances in relation to a projected note issue by a company within the Company's and the Sole Shareholder's group of companies:

(a) On June 21, 2002, BURNS PHILP CAPITAL FTY LIMITED (the "ISSUER") issued by way of private placement in aggregate principal amount US$400 million 934% Senior Subordinated Notes due 2012 pursuant to an indenture among the Issuer, each Guarantor (as defined below) and Bank of New York as Trustee (the "INDENTURE"and the "EXISTING SENIOR SUBORDINATED NOTES").

(b) On December 13, 2002, BURNS, PHILP & COMPANY LIMITED (the "PARENT") announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID') for all the issued ordinary shares in GOODMAN FIELDER LIMITED at A$1.85 per share.

(c) The Issuer, a company registered in the Australian Capital Territory, is -like the Company and BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV-a wholly-owned subsidiary of the Parent.

(d) In order to provide part of the financing necessary to consummate the Bid and/or financing for working capital and other general corporate purposes, the Issuer will issue and sell in a private placement senior subordinated notes of up to US$150.0 million in aggregate principal amount, subject to reduction at the discretion of a Committee of the Board of Directors of Parent comprising Mr. Graeme Hart and Mr. Thomas Degnan (the "PRICING COMMITTEE") (the "SENIOR SUBORDINATED NOTES"),either pursuant to, in the Pricing Committee's discretion:

         (i) the existing Indenture, as additional debt securities to the Existing Senior Subordinated Notes, or

         (ii) a new indenture, in terms substantially similar to the terms of the Indenture, between the Issuer, each Guarantor (as defined below), Bank of New York as Trustee and a US incorporated co-issuer or co-obligor (the CO-ISSUER) if so decided by the Pricing Committee, in its discretion (the "NEW INDENTURE") as a new issue of debt securities.

         The Parent has proposed and authorised that the Senior Subordinated Notes be guaranteed by the Parent and some of its subsidiaries, including the Company (collectively, the "GUARANTORS"), by means of the execution of the above-mentioned indentures, whereby the Guarantors will be required to jointly and severally, fully and unconditionally, guarantee the Issuer's obligations (and the Co-Issuer's obligations, as the case may be) under the Senior Subordinated Notes, containing the guarantees and relevant subordination provisions, which guarantees will rank behind existing and future guarantees of senior debt of the Guarantors. In any case, Guarantors will remain obliged for the Existing Senior Subordinated Notes as set forth in the Indenture, as and if amended.

         (e) Additionally, the Issuer (and, if applicable, the Co-issuer) and the Guarantors (among other parties) will be required to enter into, with Credit Suisse First Boston Corporation, initial purchaser of the Senior Subordinated Notes (the "INITIAL PURCHASER"), a purchase agreement and a registration rights agreement for the offer and sale of the Senior Subordinated Notes, all of them governed by the laws of New York, USA (the "PURCHASE AGREEMENT" and the "REGISTRATION RIGHTS AGREEMENT", respectively). In accordance with the Registration Rights Agreement, the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors and will be offered in exchange for the Senior Subordinated Notes; and
                  (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the Securities Act.

         (f) The Company, as Guarantor will be required to execute any documents and/or agreements whatsoever as may be necessary or convenient in relation to the Senior Subordinated Notes and Exchange Notes to which it will be a party, including whatever registration statements, whether pursuant to applicable legislation or otherwise (the "SUPPLEMENTARY DOCUMENTS").

         (g) The transactions referred to in the preceding paragraphs ARE further described in more detail within the document drafted in English entitled "Project Test: Explanatory Memorandum", dated December 19, 2002, that the Parent has delivered to the Company and is attached to these Minutes as ANNEX (the "EXPLANATORY MEMORANDUM").

Taking into consideration the documentation submitted to the Sole Shareholder, it considers that the whole transaction described above is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and that the giving by the Company of the financial assistance contemplated in the whole transaction would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

In view of the aforementioned circumstances, and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, as provided in a Group Solvency Report, the Sole Shareholder has taken the following:

                                   DECISIONS

FIRST: To authorise and instruct the Company's Board of Directors to undertake the execution, formalisation, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Senior Subordinated Notes and the Exchange Notes (collectively, the "Notes") whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's and, as the case may be, the Co- Issuer's obligations under the Notes, the Purchase Agreement and the Registration Rights Agreement, as well, as the case may be, the New Indenture, pursuant to the terms of the Explanatory Memorandum attached hereto as ANNEX, as well as any Supplementary Documents whatsoever.

SECOND: To authorise and instruct the Company's Board of Directors to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalisation, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board of Directors being required to ensure that all instructions herein shall be duly complied with.

And in witness hereof, in our condition as joint representatives of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, we hereby draft these minutes in the name of the Company's Sole Shareholder and on its behalf, at the above indicated place and date.

BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV

By:


/S/ Lois Wheeler                           /s/ Van De Rhee
------------------------                   --------------------------
Ms. Lois Wheeler                           EQUITY TRUST, NV
                                           By: Mr. Van De Rhee

MINUTES OF THE BOARD OF DIRECTORS OF

BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)

These Minutes contain the resolutions passed by the Board of Directors of BURNS PHILP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"), whose members are Mr. John Lynch, Mr. Dennis Lamberth and Mr. John McKenna, following the written procedure, approved with the favorable vote of all the referred members on January 14, 2003.

It is hereby stated that all the members of the Board of Directors have accepted to follow the written procedure and that, within the term provided in the By-laws of the Company, written communications from all of the Board members (copies of which are filed at the Secretary's office) voting in favor of the resolutions transcribed below, have been received at the Secretary's office. Therefore, the following resolutions have been validly approved by unanimity:

"FIRST.- EXECUTION OF DOCUMENTS IN RELATION TO A PROPOSED ISSUE OF NOTES

Based on the information supplied by the Company's Sole Shareholder, the projected note issue by a company within the Company's and the Sole Shareholder's group of companies can be described as follows:

(a) On June 21, 2002, BURNS PHILP CAPITAL PTY LIMITED (the "ISSUER") issued by way of private placement in aggregate principal amount US$400 million 9 3/4% Senior Subordinated Notes due 2012 pursuant to an indenture among the Issuer, each Guarantor (as defined below) and Bank of New York as Trustee (the "INDENTURE" and the "EXISTING SENIOR SUBORDINATED NOTES").

(b) On December 13, 2002, BURNS, PHILP & COMPANY LIMITED (the "PARENT") announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID") for all the issued ordinary shares in GOODMAN FIELDER LIMITED at A$1.85 per share.

(c) The Issuer, a company registered in the Australian Capital Territory, is -like the Company and BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV-a wholly-owned subsidiary of the Parent.

(d) In order to provide part of the financing necessary to consummate the Bid and or financing for working capital and other general corporate purposes, the Issuer will issue and sell in a private placement senior subordinated notes of up to US$150.0 million in aggregate principal amount, subject to reduction at the discretion of a

         Committee of the Board of Directors of Parent comprising Mr. Graeme Hart and Mr. Thomas Degnan (the "PRICING COMMITTEE") (the "SENIOR SUBORDINATED NOTES"),either pursuant to, in the Pricing Committee's discretion:

         (i) the existing Indenture, as additional debt securities to the Existing Senior Subordinated Notes, or

         (ii) a new indenture, in terms substantially similar to the terms of the Indenture, between the Issuer, each Guarantor (as defined below), Bank of New York as Trustee and a US incorporated co-issuer or co-obligor (the CO-ISSUER) if so decided by the Pricing Committee, in its discretion (the "NEW INDENTURE") as a new issue of debt securities.

         The Parent has proposed and authorized that the Senior Subordinated Notes be guaranteed by the Parent and some of its subsidiaries, including the Company (collectively, the "GUARANTORS"), by means of the execution of the above- mentioned indentures, whereby the Guarantors will be required to jointly and severally, fully and unconditionally, guarantee the Issuer's obligations (and the Co-Issuer's obligations, as the case may be) under the Senior Subordinated Notes, containing the guarantees and relevant subordination provisions, which guarantees will rank behind existing and future guarantees of senior debt of the Guarantors. In any case, Guarantors will remain obliged for the Existing Senior Subordinated Notes as set forth in the Indenture, as and if amended.

(e) Addtionally, the Issuer (and, if applicable, the Co-issuer) and the Guarantors (among other parties) will be required to enter into, with Credit Suisse First Boston Corporation, initial purchaser of the Senior Subordinated Notes (the "INITIAL PURCHASER"), a purchase agreement and a registration rights agreement for the offer and sale of the Senior Subordinated Notes, all of them governed by the laws of New York, USA (the "PURCHASE AGREEMENT" and the "REGISTRATION RIGHTS AGREEMENT", respectively). In accordance with the Registration Rights Agreement, the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors and will be offered in exchange for the Senior Subordinated Notes; and (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the Securities Act.

(f) The Company, as Guarantor will be required to execute any documents and/or agreements whatsoever as may be necessary or convenient in relation to the Senior Subordinated Notes and Exchange Notes to which it will be a party, including whatever registration statements, whether pursuant to applicable legislation or otherwise (the "SUPPLEMENTARY DOCUMENTS").

The transactions referred to in the preceding paragraphs are further described in more detail within the document drafted in English entitled "Project Test:
Explanatory

Memorandum", dated December 19,2002, that the Parent has delivered to the Company and is attached to these Minutes as Annex 1 (the "EXPLANATORY MEMORANDUM").

In connection with the above, the Company's Sole Shareholder, as of January 14,2003, in view of the aforementioned circumstances and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, has authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Senior Subordinated Notes and the Exchange Notes (the "NOTES") whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the Notes, the Purchase Agreement, the Registration Rights Agreement and any Supplementary Documents whatsoever, as well as to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board being required to ensure that all the aforesaid instructions shall be duly complied with.

In view of the foregoing, and taking into consideration the documentation submitted to the Board, and specially the contents of the Explanatory Memorandum (attached to these Minutes as Annex 1),which contains a description of the general terms of the issuance of the Notes (containing the guarantee to be granted by the Company and relevant subordination provisions), the Purchase Agreement and the Registration Rights Agreement, among other issues, the Board unanimously considers that the whole transaction described above is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and unanimously approves the following resolutions:

1. To agree that, after taking into account the financial position of the Company, the giving by the Company of the financial assistance contemplated in the whole transaction described above would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

2. To approve the execution, formalization, delivery and performance of the issuance of the Notes whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the Notes, the Purchase Agreement and the Registration Rights Agreement, pursuant to the terms of the Explanatory Memorandum attached hereto as Annex 1, as well as any Supplementary Documents whatsoever.

3. To approve any complementary acts and/or the execution of any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above and, in more detail, within the Explanatory Memorandum.

SECOND.- GRANTING OF POWERS OF ATTORNEY

In connection with the foregoing, the Board unanimously approves the following resolutions:

I.       ATTORNEYS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23,56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 921 98th Avenue, Oakland, CA 94603, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246; and

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company;

so that any of them (each of them referred to as an "ATTORNEY")may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. To execute, formalize, deliver, perform and implement, on the terms and subject to the conditions that the respective Attorney may deem appropriate and pursuant to the terms of the Explanatory Memorandum attached hereto as Annex 1, any and all documents listed in Annex 2, as well as any private or public documents that the respective Attorney may consider necessary, convenient or complementary in relation to any of the documents and transactions referred to above and, in more detail, in the Explanatory Memorandum, in the manner and form that the respective Attorney deems fit, including any amendments post-signing.

2. To complete, supplement or modify any of the documents mentioned in paragraph 1. above, irrespective of whether or not such completion, supplement or modification is substantive or not, or even implies changes to the parties thereto, on the terms and subject to the conditions that the respective Attorney considers appropriate.

3. To carry out whatever acts that the respective Attorney considers necessary, advisable or complementary in relation to any transaction stipulated in any of the documents mentioned in paragraph 1 above or to the effective exercise of any of the powers granted herein.

4. To appoint attorneys to represent the respective Attorney in the exercise of the powers granted herein, if deemed fit, with powers of substitution.

II. PROPER OFFICERS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company;

(b) Any person from time to time holding the office of Principal Executive Officer, Principal Financial Officer, Controller or Principal Accounting Officer; and

(c)      Mr. Thomas Degnan, whose personal details are referred to above;

so that any of them (each of them referred to as a "PROPER OFFICER") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. In conjunction with the Issuer (and, if applicable, the Co-issuer) and the other Guarantors, to execute and file or cause to be filed with the US Securities and Exchange Commission (the "COMMISSION"):

         (i) a registration statement (the "EXCHANGE REGISTRATION STATEMENT") to register the Exchange Notes and the accompanying Exchange Note Guarantee (collectively, the "EXCHANGE SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

         (ii) in the event the Exchange Offering is not undertaken, or the Registration Rights Agreement otherwise requires, a shelf registration statement (the "SHELF REGISTRATION STATEMENT") to register the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantee (collectively, the "ORIGINAL SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

2. To prepare, execute and file (i) all reports required of it by the New Indenture or the Indenture as extended or the Commission pursuant to the US Securities Exchange Act; (ii) such amendments and supplements to the Exchange Registration Statement, together with such exhibits, letters and other documents, deemed necessary or advisable in order that the Exchange Registration Statement or the Shelf Registration Statement shall become and remain effective under the Securities Act; and (iii) such other documents or statements, and any amendment thereto, necessary or appropriate to obtain any order, approval or certificate of approval of the Commission or any other competent regulatory authority and in connection with the documents and transactions referred to above and, in more detail, in the Explanatory Memorandum, in the manner and form that the respective Proper Officer deems fit.

3. To take any and all such actions, to execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above and, in more detail, in the Explanatory Memorandum, including but not limited to (i) any and all actions necessary or appropriate to qualify or register for sale all or part of the Original Securities and the Exchange Securities in compliance with the US applicable regulations;
         (ii) carry out and consummate fully the Exchange Offering in accordance with the terms and procedures set forth in the Exchange Registration Statement and the Registration Rights Agreement, or as may be required by the US Securities Act or the US Exchange Act; and (iii) qualify, in its case, the New Indenture pursuant to which the Original Securities and Exchange Securities are to be issued in accordance with the provisions of the US Trust Indenture Act.

4. To appoint attorneys to represent the respective Proper Officer in the exercise of the following powers, if deemed fit, with powers of substitution:

         (i) to sign the Exchange Registration Statement or Shelf Registration Statement and any and all amendments thereto and all documents or instruments necessary, appropriate or desirable to enable the Company to comply with the Securities Act any other applicable United States and other laws in connection with the Exchange Offering, and file the same with the Commission; and

         (ii) to perform every act whatsoever, execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above and, in more detail, in the Explanatory Memorandum.

III. TERMS AND CONDITIONS OF THE POWERS OF ATTORNEY

The powers of attorney hereby granted in Sections I and II above to the Attorneys and the Proper Offices respectively (collectively, the "PROXY-HOLDERS") are subject to the following terms and conditions:

(i)      Delegation

         These powers of attorney are applicable to the persons appointed by a Proxy-holder or pursuant to the powers of substitution granted in accordance with these Minutes (who will then be considered Proxy-holders). A Proxy-holder may execute whatever documents mentioned above on behalf of the Company, even where said Proxy-holder has granted powers of attorney or has made another delegation to third parties.

(ii)     Conflict of interest

         A Proxy-holder may execute whatever documents mentioned above on behalf of the Company or carry out any act (and such document or act shall be valid), even where the Proxy-holder has in any way:

         (a)      an interest in relation to the document or act; or

         (b) any type of relation with any person or entity whatsoever which may have some type of interest with regard to the document or act concerned.

(iii)    Indemnity

         The Company shall compensate the Proxy-holder for any loss, cost, charge, liability or expense borne or incurred by the Proxy-holder as a direct or indirect consequence of the exercise of any power hereunder.

(iv)     Revocability

         These powers of attorney may only be revoked by means of written notice from the Company to the respective Proxy-holder. A certificate signed by a Proxy-holder stating that he/she has not received said notification of revocation shall be considered as conclusive evidence of such fact, unless notarial evidence by the Company was provided,

(v)      Personal liability and lack of warranty

         The exercise by a Proxy-holder of any power granted hereunder does not imply for said Proxy-holder or for any entity of which the Proxy-holder is a member or employed:

         (a) any personal liability in connection with the exercise of said power or any consequence thereof; or

         (b) an express or implied warranty of the capacity of the Proxy-holder to exercise such power and of the validity thereof.

IV. APPOINTMENT OF MR. THOMAS DEGNAN AS AUTHORIZED REPRESENTATIVE AND AGENT FOR SERVICE

To appoint Mr. Thomas Degnan, whose personal data are referred to above, authorized representative of the Company in the United States and as agent for service of the Company in relation to any registration statements whatsoever and any amendments thereto for purposes of the issue, offer and sale of the Notes pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designations.

V.       DESIGNATION OF CT CORPORATION SYSTEM AS AGENT FOR SERVICE

To designate the company CT Corporation System, incorporated under the laws of New York, USA, as agent for service of the Company in relation to (i) the Original Securities or the Exchange Securities; (ii) the Indenture or the New Indenture, as applicable; (iii) the Purchase Agreement; and (iv) the Registration Rights Agreement, as well as the Notes and any guarantees related thereto, pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designation.

THIRD.- GRANTING OF FORMALIZATION FACULTIES

The Board of Directors unanimously resolves to expressly authorize all members of the Board, as well as the Secretary non-member of the Board of Directors, Ms. Maria Jose Aguilo Garcia and the Vice-Secretary non-member of the Board of Directors, Mr. Nicolas Sierra Munoz, so that any of them, individually, may appear before a notary public and execute any of the foregoing resolutions, granting whatever private or public documents may be necessary for such purposes, with express authorization likewise to grant all such deeds of clarification or correction as needed for the exercise of the powers conferred hereunder and, where applicable, for registration of the same with the relevant domestic or international public registry.

FOURTH.- APPROVAL OF THE MINUTES

To approve the Minutes of the Board of Directors".

In witness hereof, I issue these Minutes with the approval of the Chairman of the Board of Directors, Mr. John Lynch, in C6rdoba, on January 14,2003.

Approval by,


The Chairman of the Board of Directors      The Vice-Secretary non-member of the
                                            Board of Directors


/s/ John Lynch                              /s/ Nicolas Sierra Munoz
--------------------------------------      ------------------------------------
Mr. John Lynch                              Mr. Nicolas Sierra Munoz

                                    ANNEX 2

                                   DOCUMENTS

1. The Indenture as extended and/or the New Indenture among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by the Issuer (and, if applicable, any Co-Issuer) and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, any Co-Issuer) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Original Securities or Exchange Securities.

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission).

              MINUTES OF THE DECISIONS OF THE SOLE SHAREHOLDER OF
               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)


In Amsterdam, on January 29, 2003, BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, validly represented jointly by Ms. Lois Wheeler and EQUITY TRUST, NV, the latter being in its turn represented by Mr. W.H. Kamphuijs, acting in its capacity as Sole Shareholder of BURNS PHILP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"), has considered the following circumstances in relation to the amendment of a projected note issue by a company within the Company's and the Sole Shareholder's group of companies:

(a) The Company, the Sole Shareholder of the Company and BURNS PHILP CAPITAL PTY LIMITED, an Australian Corporation (the "ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation (the "PARENT");

(b) On December 13, 2002 the Parent announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID") for all the issued ordinary shares in GOODMAN FIELDER LIMITED at A$1.85 per share;

(c) In connection with providing part of the financing necessary to consummate the Bid and/or financing for working capital and other general corporate purposes, the Parent deemed it advisable and in the best interests of the Parent and its subsidiaries for the Issuer (and a U.S. incorporated co-issuer or co-obligor (the "CO-ISSUER"), if determined to be necessary by a Committee of the Board of Directors of the Parent comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE")) to, and the Issuer desired to, issue and sell in a private placement senior subordinated notes of up to US$150.0 million in aggregate principal amount (the "SENIOR SUBORDINATED NOTES"), subject to reduction at the discretion of the Pricing Committee, and that these Senior Subordinated Notes would be issued at the discretion of Pricing Committee either pursuant to (i) the indenture (the "INDENTURE"), dated June 21, 2002 among the Issuer, each Guarantor (as hereinafter defined) and The Bank of New York, as Trustee, as additional debt securities, or pursuant to (ii) a new indenture (the "NEW INDENTURE") among the Issuer, each Guarantor (as hereinafter defined) and the trustee(s) as defined therein, as a new issue of debt securities, and in either such case the Company, Parent and certain of its other subsidiaries (collectively, the "GUARANTORS" and each a "GUARANTOR") would, or would be required to, jointly and severally, fully and unconditionally, guarantee the Issuer's (and, if applicable, the Co-issuer's) obligations under the Senior Subordinated Notes (the "SENIOR SUBORDINATED NOTE GUARANTEE");

(d) The Parent now deems it advisable and in the best interests of the Parent and its subsidiaries for the Issuer and, if determined appropriate or desirable by the

      Pricing Committee, the Co-issuer, desires to, issue and sell in a private placement the Senior Subordinated Notes in aggregate principal amount of up to US$200.0 million and that these Senior Subordinated Notes will be issued pursuant to the New Indenture and the Guarantors are, or will be required to enter into the Senior Subordinated Note Guarantee;

(e) In connection with the private placement of the Senior Subordinated Notes, the Issuer (and, if applicable, the Co-issuer) and the Guarantors are required to enter into a purchase agreement (the "PURCHASE AGREEMENT"), as well as into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") with the initial purchaser(s) of the Senior Subordinated Notes (the "INITIAL PURCHASER(S)") whereby the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Senior Subordinated Notes (the "EXCHANGE OFFERING"); and (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the US Securities Act;

(f) The Parent has informed the Sole Shareholder of the Company that while the terms of the Senior Subordinated Notes will, in a number of respects (including but not limited to guaranty and subordination provisions), be on terms substantially similar to those of the US$400 million 934% Senior Subordinated Notes due 2012 issued by the Issuer under the Indenture, the terms of the Senior Subordinated Notes in other respects (including but not limited to provisions relating to the term, no call and other provisions) may differ as determined at the discretion of the Pricing Committee;

(g) The transactions referred to in the preceding paragraphs are further described in more detail in the document drafted in English entitled "Project Test: Explanatory Memorandum", dated December 19, 2002 (the "EXPLANATORY MEMORANDUM"), as amended by the document drafted in English entitled "Project Test: High Yield Notes Explanatory Memorandum dated December 19, 2002. Addendum", dated January 21, 2003 and summarized under letters d) and f) above (the "ADDENDUM"). The Parent has delivered to the Company both the Explanatory Memorandum and the Addendum, which are attached to these Minutes as ANNEX.

(h) The Sole Shareholder of the Company approved a decision dated January 14, 2003 relating to the issue of Senior Subordinated Notes and Exchange Notes, prior to the amendments described in the Addendum, and according to which it authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Senior Subordinated Notes and Exchange Notes, whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the Senior Subordinated Notes and Exchange Notes.

Taking into consideration the information submitted by Parent to the Sole Shareholder regarding the amendments to the projected note issue, the Sole Shareholder considers that the whole transaction described above, as amended, is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and that the giving by the Company of the financial assistance contemplated in the whole transaction would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors and thus, in view of the changes in the terms and conditions of such issue, now wishes to adopt a confirmatory resolution on the matter, covering such changes and the execution of any documents and/or agreements whatsoever to which the Company will be a party, as may be necessary or convenient in relation to the Senior Subordinated Notes and Exchange Notes in accordance with the terms set forth in the New Indenture (the "NOTES"), including whatever registration statements, whether pursuant to applicable legislation or otherwise.

In view of the aforementioned circumstances, and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, as provided in a Group Solvency Report, the Sole Shareholder has taken the following:

                                   DECISIONS

FIRST: To authorise and instruct the Company's Board of Directors to undertake the execution, formalisation, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company (expressly including the new terms and conditions of the issue of the Notes as mentioned above), of the Notes, whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's and, as the case may be, the Co-Issuer's obligations under the Notes and any related documents, agreements and statements, as described under these Minutes.

SECOND: To authorise and instruct the Company's Board of Directors to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalisation, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board of Directors being required to ensure that all instructions herein shall be duly complied with.

And in witness hereof, in our condition as joint representatives of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, we hereby draft these minutes in the name of the Company's Sole Shareholder and on its behalf, at the above indicated place and date.

BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV

By:



/s/ Lois Wheeler                          /s/ W.H. Kamphuijs
-------------------------------------     --------------------------------------
Ms. Lois Wheeler                          EQUITY TRUST, NV
                                          By: Mr. W.H. Kamphuijs

                      MINUTES OF THE BOARD OF DIRECTORS OF

               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)

These Minutes contain the resolutions passed by the Board of Directors of BURNS PHILP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"), whose members are Mr. John Lynch, Mr. Dennis Lamberth and Mr. John McKenna, following the written procedure, approved with the favorable vote of all the referred members on January 29, 2003,

It is hereby stated that all the members of the Board of Directors have accepted to follow the written procedure and that, within the term provided in the By-laws of the Company, written communications from all of the Board members (copies of which are filed at the Secretary's office) voting in favor of the resolutions transcribed below, have been received at the Secretary's office. Therefore, the following resolutions have been validly approved by unanimity:

"FIRST.- EXECUTION OF DOCUMENTS IN RELATION TO A PROPOSED ISSUE OF NOTES

Based on the information supplied by the Company's Sole Shareholder, the projected note issue by a company within the Company's and the Sole Shareholder's group of companies can be described as follows:

(a) The Company, the Sole Shareholder of the Company and BURNS PHILP CAPITAL PTY LIMITED, an Australian Corporation (the "ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation ("PARENT");

(b) On December 13,2002 the Parent announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID") for all the issued ordinary shares in Goodman Fielder Limited at A$1.85 per share;

(c) In connection with providing part of the financing necessary to consummate the Bid and/or financing for working capital and other general corporate purposes, the Parent deemed it advisable and in the best interests of the Parent and its subsidiaries for the Issuer (and a U.S. incorporated co-issuer or co-obligor (the "CO-ISSUER"), if determined to be necessary by a Committee of the Board of Directors of the Parent comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE")) to, and the Issuer desired to, issue and sell in a private placement senior subordinated notes of up to US$150.0 million in aggregate principal amount (the "SENIOR SUBORDINATED NOTES"), subject to reduction at the discretion of the Pricing Committee, and that these Senior Subordinated Notes would be issued at the discretion of Pricing Committee either pursuant to (i) the indenture (the "INDENTURE"), dated June 21, 2002 among the Issuer, each Guarantor (as hereinafter defined) and The Bank of New York, as Trustee, as additional debt securities, or pursuant to (ii) a new indenture (the "NEW INDENTURE") among the Issuer, each Guarantor (as hereinafter defined) and the trustee(s) as defined therein, as a new issue of debt securities, and in either such case the Company, Parent and certain of its other subsidiaries (collectively, the "GUARANTORS" and each a "GUARANTOR") would, or would be required to, jointly and severally, fully and unconditionally, guarantee the Issuer's (and, if applicable, the Co-issuer's) obligations under the Senior Subordinated Notes (the "SENIOR SUBORDINATED NOTE GUARANTEE");

(d) The Parent now deems it advisable and in the best interests of the Parent and its subsidiaries for the Issuer and, if determined appropriate or desirable by the Pricing Committee, the Co-issuer, desires to, issue and sell in a private placement the Senior Subordinated Notes in aggregate principal amount of up to US$200.0 million and that these Senior Subordinated Notes will be issued pursuant to the New Indenture and the Guarantors are, or will be required to enter into the Senior Subordinated Note Guarantee;

(e) In connection with the private placement of the Senior Subordinated Notes, the Issuer (and, if applicable, the Co-issuer) and the Guarantors are required to enter into a purchase agreement (the "PURCHASE AGREEMENT"), as well as into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") with the initial purchaser(s) of the Senior Subordinated Notes (the "INITIAL PURCHASER(S)") whereby the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Senior Subordinated Notes (the "EXCHANGE OFFERING");and (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the US Securities Act;

(f) The Parent has informed the Sole Shareholder of the Company that while the terms of the Senior Subordinated Notes will, in a number of respects (including but not limited to guaranty and subordination provisions), be on terms substantially similar to those of the US$400 million 9 3/4% Senior Subordinated Notes due 2012 issued by the Issuer under the Indenture, the terms of the Senior Subordinated Notes in other respects (including but not limited to provisions relating to the term, no call and other provisions) may differ as determined at the discretion of the Pricing Committee;

(g) The transactions referred to in the preceding paragraphs are further described in more detail in the document drafted in English entitled "Project Test: Explanatory Memorandum", dated December 19, 2002 (the "EXPLANATORY MEMORANDUM"), as amended by the document drafted in English entitled "Project Test: High Yield Notes Explanatory Memorandum dated December 19, 2002. Addendum", dated January 21, 2003 and summarized under letters d) and f) above (the

      "ADDENDUM"). The Parent has delivered to the Company both the Explanatory Memorandum and the Addendum, which are attached to these Minutes as Annex 1.

(h) The Sole Shareholder of the Company approved a decision dated January 14, 2003 relating to the issue of the Senior Subordinated Notes and Exchange Notes, prior to the amendments described in the Addendum, according to which it authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the the Senior Subordinated Notes and Exchange Notes, whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the the Senior Subordinated Notes and Exchange Notes.

In connection with the above, the Company's Sole Shareholder, as of January 29, 2003, in view of the aforementioned circumstances and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, has authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company (expressly including the new terms and conditions of the notes issue as mentioned above), of the Senior Subordinated Notes and Exchange Notes, in accordance with the terms set forth in the New Indenture (the "NOTES"), whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the Notes and any related documents, agreements and statements, as well as to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board being required to ensure that all the aforesaid instructions shall be duly complied with.

In view of the foregoing, and taking into consideration the documentation submitted to the Board, and specially the Explanatory Memorandum, as amended by the Addendum, which contains a description of the general terms of the issuance of the Notes (containing the guarantee to be granted by the Company and relevant subordination provisions), the New Indenture, the Purchase Agreement and the Registration Rights Agreement, among other issues, the Board unanimously considers that the whole transaction described above is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and unanimously approves the following resolutions:

1. To agree that, after taking into account the financial position of the Company, the giving by the Company of the financial assistance contemplated in the whole transaction described above would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

2. To approve the execution, formalization, delivery and performance of the issuance of the Notes whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations and, as the case may be, the Co-Issuer's obligations under the Notes, the New Indenture, the Purchase Agreement and the Registration Rights Agreement, pursuant to the terms of the Explanatory Memorandum, as amended by the Addendum, as well as any related documents, agreements or statements whatsoever.

3. To approve any complementary acts and/or the execution of any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above and, in more detail, within the Explanatory Memorandum, as amended by the Addendum.

SECOND.- REVOCATION OF POWERS OF ATTORNEY

It is unanimously agreed to revoke the powers of attorney granted by the Company pursuant to the Board of Directors' resolutions dated January 14, 2003, in favour of the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23,56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 921 98th Avenue, Oakland, CA 94603, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of Principal Executive Officer, Principal Financial Officer, Controller, or Principal Accounting Officer.

THIRD.- GRANTING OF POWERS OF ATTORNEY

The Board unanimously approves the following resolutions:

I.    ATTORNEYS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 921 98th Avenue, Oakland, CA 94603, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of President, Vice President and Treasurer of the Company;

so that any of them (each of them referred to as an "ATTORNEY") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. To execute, formalize, deliver, perform and implement, on the terms and subject to the conditions that the respective Attorney may deem appropriate and pursuant to the terms of the Explanatory Memorandum, as amended by the Addendum, any and all documents listed in Annex 2, as well as any private or public documents that the respective Attorney may consider necessary, convenient or complementary in relation to any of the documents and transactions referred to above and, in more detail, in the Explanatory Memorandum, as amended by the Addendum, in the manner and form that the respective Attorney deems fit, including any amendments post-signing.

2. To complete, supplement or modify any of the documents mentioned in paragraph 1 above, irrespective of whether or not such completion, supplement or modification is substantive or not, or even implies changes to the parties thereto, on the terms and subject to the conditions that the respective Attorney considers appropriate.

3. To carry out whatever acts that the respective Attorney considers necessary, advisable or complementary in relation to any transaction stipulated in any of the documents mentioned in paragraph 1 above or to the effective exercise of any of the powers granted herein.

4. TO appoint attorneys to represent the respective Attorney in the exercise of the powers granted herein, if deemed fit, with powers of substitution.

II.   PROPER OFFICERS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company;

(b) Any person from time to time holding the office of President, Principal Executive Officer, Vice President, Principal Financial Officer, Controller, Treasurer or Principal Accounting Officer; and

(c)   Mr. Thomas Degnan, whose personal details are referred to above;

so that any of them (each of them referred to as a "PROPER OFFICER") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. In conjunction with the Issuer (and, if applicable, the Co-issuer) and the other Guarantors, to execute and file or cause to be filed with the US Securities and Exchange Commission (the "COMMISSION"):

      (i) a registration statement (the "EXCHANGE REGISTRATION STATEMENT") to register the Exchange Notes and the accompanying Exchange Note Guarantee (collectively, the "EXCHANGE SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

      (ii) in the event the Exchange Offering is not undertaken, or the Registration Rights Agreement otherwise requires, a shelf registration statement (the "SHELF REGISTRATION STATEMENT") to register the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantee (collectively, the "ORIGINAL SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

2. To prepare, execute and file (i) all reports required of it by the New Indenture or the Commission pursuant to the US Securities Exchange Act;
      (ii) such amendments and supplements to the Exchange Registration Statement, together with such exhibits, letters and other documents, deemed necessary or advisable in order that the Exchange Registration Statement or the Shelf Registration Statement shall become and remain effective under the Securities Act; and (iii) such other documents or statements, and any amendment thereto, necessary or appropriate to obtain any order, approval or certificate of approval of the Commission or any other competent regulatory authority and in connection with the documents and transactions referred to above and, in more detail, in the Explanatory Memorandum, as amended by the Addendum, in the manner and form that the respective Proper Officer deems fit.

3. To take any and all such actions, to execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above and, in more detail, in the Explanatory Memorandum, as amended by the Addendum, including but not limited to (i) any and all actions necessary or appropriate to qualify or register for sale all or part of the Original Securities and the Exchange Securities in compliance with the US applicable regulations; (ii) carry out and consummate fully the Exchange Offering in accordance with the terms and procedures set forth in the Exchange Registration Statement and the Registration Rights Agreement, or as may be required by the

      US Securities Act or the US Exchange Act; and (iii) qualify the New Indenture pursuant to which the Original Securities and Exchange Securities are to be issued in accordance with the provisions of the US Trust Indenture Act.

4. To appoint attorneys to represent the respective Proper Officer in the exercise of the following powers, if deemed fit, with powers of substitution:

      (i) to sign the Exchange Registration Statement or Shelf Registration Statement and any and all amendments thereto and all documents or instruments necessary, appropriate or desirable to enable the Company to comply with the Securities Act any other applicable United States and other laws in connection with the Exchange Offering, and file the same with the Commission; and

      (ii) to perform every act whatsoever, execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above and, in more detail, in the Explanatory Memorandum, as amended by the Addendum.

III.  TERMS AND CONDITIONS OF THE POWERS OF ATTORNEY

The powers of attorney hereby granted in Sections I and II above to the Attorneys and the Proper Offices respectively (collectively, the "PROXY-HOLDERS") are subject to the following terms and conditions:

(i)   Delegation

      These powers of attorney are applicable to the persons appointed by a Proxy-holder or pursuant to the powers of substitution granted in accordance with these Minutes (who will then be considered Proxy-holders). A Proxy-holder may execute whatever documents mentioned above on behalf of the Company, even where said Proxy-holder has granted powers of attorney or has made another delegation to third parties.

(ii)  Conflict of interest

      A Proxy-holder may execute whatever documents mentioned above on behalf of the Company or carry out any act (and such document or act shall be valid), even where the Proxy-holder has in any way:

      (a)   an interest in relation to the document or act; or

      (b) any type of relation with any person or entity whatsoever which may have some type of interest with regard to the document or act concerned.

(iii) Indemnity

      The Company shall compensate the Proxy-holder for any loss, cost, charge, liability or expense borne or incurred by the Proxy-holder as a direct or indirect consequence of the exercise of any power hereunder.

(iv)  Revocability

      These powers of attorney may only be revoked by means of written notice from the Company to the respective Proxy-holder. A certificate signed by a Proxy-holder stating that he/she has not received said notification of revocation shall be considered as conclusive evidence of such fact, unless notarial evidence by the Company was provided.

(v)   Personal liability and lack of warranty

      The exercise by a Proxy-holder of any power granted hereunder does not imply for said Proxy-holder or for any entity of which the Proxy-holder is a member or employed:

      (a) any personal liability in connection with the exercise of said power or any consequence thereof; or

      (b) an express or implied warranty of the capacity of the Proxy-holder to exercise such power and of the validity thereof.

IV. CONFIRMATION OF THE APPOINTMENT OF MR. THOMAS DEGNAN AS AUTHORIZED REPRESENTATIVE AND AGENT FOR SERVICE

To confirm the appointment of Mr. Thomas Degnan, whose personal data are referred to above, authorized representative of the Company in the United States and as agent for service of the Company in relation to any registration statements whatsoever and any amendments thereto for purposes of the issue, offer and sale of the Notes pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designations.

V.    CONFIRMATION OF THE DESIGNATION OF CT CORPORATION SYSTEM AS AGENT FOR
      SERVICE

To confirm the designation of the company CT Corporation System, incorporated under the laws of New York, USA, as agent for service of the Company in relation to (i) the Original Securities or the Exchange Securities; (ii) the New Indenture; (iii) the Purchase Agreement; and (iv) the Registration Rights Agreement, as well as the Notes and any guarantees related thereto, pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designation.

FOURTH.- GRANTING OF FORMALIZATION FACULTIES

The Board of Directors unanimously resolves to expressly authorize all members of the Board, as well as the Secretary non-member of the Board of Directors, Ms. Maria Jose Aguilo Garcia and the Vice-Secretary non-member of the Board of Directors, Mr. Nicolas Sierra Munoz, so that any of them, individually, may appear before a notary public and execute any of the foregoing resolutions, granting whatever private or public documents may be necessary for such purposes, with express authorization likewise to grant all such deeds of clarification or correction as needed for the exercise of the powers conferred hereunder and, where applicable, for registration of the same with the relevant domestic or international public registry.

FIFTH.- APPROVAL OF THE MINUTES

To approve the Minutes of the Board of Directors".

In witness hereof, I issue these Minutes with the approval of the Chairman of the Board of Directors, Mr. John Lynch, in Cordoba, on January 29, 2003.

Approval by,



The Chairman of the Board of Directors      The Vice-Secretary of the Board of
                                            Directors



/s/ John Lynch                              /s/ Nicolas Sierra Munoz
--------------------------------------      ------------------------------------
Mr. John Lynch                              Mr. Nicolas Sierra Munoz

                                    ANNEX 2

                                   DOCUMENTS

1. The New Indenture among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Trustee.

2.    Senior Subordinated Note Guarantee on the terms set forth in the New
      Indenture.

3. Registration Rights Agreement among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5. Purchase Agreement among the Issuer (and, if applicable, any Co-Issuer), each Guarantor and the Initial Purchaser.

6. Exchange Registration Statement by the Issuer (and, if applicable, any Co-Issuer) and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, any Co-Issuer) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Original Securities or Exchange Securities.

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission).

               MINUTES OF THE DECISIONS OF THE SOLE SHAREHOLDER OF
                BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)

In Amsterdam, on February 17,2003, BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, validly represented jointly by Ms. Lois Wheeler and EQUITY TRUST, NV, the latter being in its turn represented by Mr. R.S.A. De Schutlsz, acting in its capacity as Sole Shareholder of BURNS PHlLP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"), has considered the following circumstances in relation to the amendment of a projected note issue by a company within the Company's and the Sole Shareholder's group of companies:

(a) The Company, the Sole Shareholder of the Company and BURNS PHILP CAPITAL PTY LIMITED, an Australian Corporation (the "AUSTRALIAN ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation (the "PARENT");

(b) On December 13,2002 the Parent announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID") for all the issued ordinary shares in GOODMAN FIELDER LIMITED at A$1.85 per share;

(c) In connection with providing part of the financing necessary to consummate the Bid and/or financing for working capital and other general corporate purposes, the Parent deemed it advisable and in the best interests of the Parent and its subsidiaries for the Australian Issuer and, as determined to be necessary by a Committee of the Board of Directors of the Parent comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE"), for BURNS PHILP CAPITAL (U.S.) INC., a Delaware Corporation (the "U.S. ISSUER", and together with the Australian Issuer, the "ISSUERS") to, and the Issuers desired as co-issuers to, issue and sell in a private placement senior subordinated notes (the "SENIOR SUBORDINATED NOTES"), of up to US$200.0 million in aggregate principal amount subject to reduction at the discretion of the Pricing Committee, and that these Senior Subordinated Notes will be issued at the discretion of the Pricing Committee pursuant to the new indenture among the Issuers, each Guarantor (as hereinafter defined) and Wells Fargo Bank, National Association, as Trustee (the "NEW INDENTURE"), and the Company, the Parent and certain of its other subsidiaries (collectively, the "GUARANTORS" and each a "GUARANTOR") are, or will be required to, jointly and severally, fully and unconditionally, guarantee the Issuers' obligations under the Senior Subordinated Notes (the "SENIOR SUBORDINATED NOTE Guarantee");

(d) In connection with the private placement of the Senior Subordinated Notes, the Issuers and the Guarantors are required to enter into a purchase agreement (the "PURCHASE AGREEMENT"), as well as into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") with the initial purchaser of the Senior Subordinated Notes (the "INITIAL PURCHASER") whereby the Issuers and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Senior Subordinated Notes (the "EXCHANGE OFFERING"); and (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the US Securities Act;

(e) The Parent now deems it advisable and in the best interest of the Parent and its subsidiaries for the Issuers, and the Issuers desire to, issue and sell in a private placement the Senior Subordinated Notes in aggregate principal amount of up to US$210.0 million, subject to reduction at the discretion of the Pricing Committee;

(f) The Sole Shareholder of the Company approved a decision dated January 29, 2003 relating to the issue of Senior Subordinated Notes and Exchange Notes, and according to which it authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Senior Subordinated Notes and Exchange Notes.

Taking into consideration the information submitted by the Parent to the Sole Shareholder regarding the amendments to the projected note issue, the Sole Shareholder considers that the whole transaction described above, is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and that the giving by the Company of the financial assistance contemplated in the whole transaction would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors and thus, in view of the changes in the terms and conditions of such issue, now wishes to adopt a confirmatory resolution on the matter, covering such changes and the execution of any documents and/or agreements whatsoever to which the Company will be a party, as may be necessary or convenient in relation to the Senior Subordinated Notes and Exchange Notes in accordance with the terms set forth in the New Indenture (the "Notes"), including whatever registration statements, whether pursuant to applicable legislation or otherwise.

In view of the aforementioned circumstances, and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, as provided in a Group Solvency Report prepared by the chief financial officer of the Parent relating to the solvency of the BURNS PHILP group of companies, the Sole Shareholder has taken the following:

                                   DECISIONS

FIRST: To authorise and instruct the Company's Board of Directors to undertake the execution, formalisation, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company (expressly including the new terms and conditions of the issue of the Notes as mentioned above), of the Notes, whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuers' obligations under the Notes and any related documents, agreements and statements, as described under these Minutes.

SECOND: To authorise and instruct the Company's Board of Directors to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalisation, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board of Directors being required to ensure that all instructions herein shall be duly complied with.


And in witness hereof, in our condition as joint representatives of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, we hereby draft these Minutes in the name of the Company's Sole Shareholder and on its behalf, at the above indicated place and date.

BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV
By:


/s/ Lois Wheeler                            /s/ R.S.A. De Schutlsz
----------------------------------          ------------------------------------
Ms. Lois Wheeler                            EQUITY TRUST, NV
                                            By: Mr. R.S.A. De Schutlsz

                      MINUTES OF THE BOARD OF DIRECTORS OF

               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)


These Minutes contain the resolutions passed by the Board of Directors of BURNS PHILP FOOD, S.A. (Sole Shareholder company) (the "COMPANY"), whose members are Mr. John Lynch, Mr. Dennis Lamberth and Mr. John McKenna, following the written procedure, approved with the favorable vote of all the referred members on February 17, 2003.

It is hereby stated that all the members of the Board of Directors have accepted to follow the written procedure and that, within the term provided in the By-laws of the Company, written communications from all of the Board members (copies of which are filed at the Secretary's office) voting in favor of the resolutions transcribed below, have been received at the Secretary's office. Therefore, the following resolutions have been validly approved by unanimity:

"FIRST.- EXECUTION OF DOCUMENTS IN RELATION TO A PROPOSED ISSUE OF NOTES

Based on the information supplied by the Company's Sole Shareholder, the projected note issue by a company within the Company's and the Sole Shareholder's group of companies can be described as follows:

(a) The Company, the Sole Shareholder of the Company and BURNS PHlLP CAPITAL PTY LIMITED, an Australian Corporation (the "AUSTRALIAN ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation ("PARENT");

(b) On December 13,2002 the Parent announced it intended, through a wholly owned subsidiary, to make a conditional, off-market, cash takeover bid (the "BID") for all the issued ordinary shares in Goodman Fielder Limited at A$1.85 per share;

(c) In connection with providing part of the financing necessary to consummate the Bid and/or financing for working capital and other general corporate purposes, the Parent deemed it advisable and in the best interests of the Parent and its subsidiaries for the Australian Issuer and, as determined to be necessary by a Committee of the Board of Directors of the Parent comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE")), for BURNS PHILP CAPITAL (U.S.) INC., a Delaware Corporation (the "U.S. ISSUER", and together with the Australian Issuer, the "ISSUERS") to, and the Issuers desired as co-issuers to, issue and sell in a private placement senior subordinated notes (the "SENIOR SUBORDINATED NOTES") of up to US$200.0 million in aggregate principal amount, subject to reduction at the discretion of the Pricing Committee, and that these

      Senior Subordinated Notes will be issued at the discretion of the Pricing Committee pursuant to the new indenture among the Issuers, each Guarantor (as hereinafter defined) and Wells Fargo Bank, National Association, as Trustee (the "NEW INDENTURE"), and the Company, the Parent and certain of its other subsidiaries (collectively, the "GUARANTORS" and each a "GUARANTOR") are, or will be required to, jointly and severally, fully and unconditionally, guarantee the Issuers' obligations under the Senior Subordinated Notes (the "SENIOR SUBORDINATED NOTE GUARANTEE");

(d) In connection with the private placement of the Senior Subordinated Notes, the Issuers and the Guarantors are required to enter into a purchase agreement (the "PURCHASE AGREEMENT"), as well as into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") with the initial purchaser of the Senior Subordinated Notes (the "INITIAL PURCHASER") whereby the Issuers and the Guarantors will agree, among other things, to file (i) a registration statement under the US Securities Act covering debt securities identical in all material respects to the Senior Subordinated Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Senior Subordinated Notes (the "EXCHANGE OFFERING"); and (ii) in certain circumstances, a shelf registration statement to register the Senior Subordinated Notes under the US Securities Act;

(e) The Parent now deems it advisable and in the best interest of the Parent and its subsidiaries for the Issuers, and the Issuers desire to, issue and sell in a private placement the Senior Subordinated Notes in aggregate principal amount of up to US$210.0 million, subject to reduction at the discretion of the Pricing Committee;

(f) The Sole Shareholder of the Company approved a decision dated January 29, 2003 relating to the issue of the Senior Subordinated Notes and Exchange Notes, and according to which it authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Senior Subordinated Notes and Exchange Notes.

In connection with the above, the Company's Sole Shareholder, as of February 17,2003, in view of the aforementioned circumstances and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, has authorized and instructed the Board to undertake the execution, formalization, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company (expressly including the new terms and conditions of the notes issue as mentioned above), of the Senior Subordinated Notes and Exchange Notes, in accordance with the terms set forth in the New Indenture (the "NOTES"), whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuers' obligations under the Notes and any related documents, agreements and statements, as well as to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board being required to ensure that all the aforesaid instructions shall be duly complied with.

In view of the foregoing, and taking into consideration the documentation submitted to the Board, and specially the New Indenture, the Purchase Agreement and the Registration Rights Agreement, among other issues, the Board unanimously considers that the whole transaction described above is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and unanimously approves the following resolutions:

1. To agree that, after taking into account the financial position of the Company, the giving by the Company of the financial assistance contemplated in the whole transaction described above would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

2. To approve the execution, formalization, delivery and performance of the issuance of the Notes whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuers' obligations under the Notes, the New Indenture, the Purchase Agreement and the Registration Rights Agreement, as well as any related documents, agreements or statements whatsoever.

3. To approve any complementary acts and/or the execution of any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above.

SECOND. - REVOCATION OF POWERS OF ATTORNEY

It is unanimously agreed to revoke the powers of attorney granted by the Company pursuant to the Board of Directors' resolutions dated January 29, 2003, in favour of the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23,56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23,56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 921 98th Avenue, Oakland, CA 94603, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of President, Vice President and Treasurer of the Company;

THIRD - GRANTING OF POWERS OF ATTORNEY

The Board unanimously approves the following resolutions:

I.    ATTORNEYS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number 28024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 921 98th Avenue, Oakland, CA 94603, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of President, Vice President and Treasurer of the Company;

so that any of them (each of them referred to as an "ATTORNEY") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. To execute, formalize, deliver, perform and implement, on the terms and subject to the conditions that the respective Attorney may deem appropriate, any and all documents listed in Annex 1, as well as any private or public documents that the respective Attorney may consider necessary, convenient or complementary in relation to any of the documents and transactions referred to above, in the manner and form that the respective Attorney deems fit, including any amendments post-signing.

2. To complete, supplement or modify any of the documents mentioned in paragraph 1 above, irrespective of whether or not such completion, supplement or modification is substantive or not, or even implies changes to the parties thereto, on the terms and subject to the conditions that the respective Attorney considers appropriate.

3. To carry out whatever acts that the respective Attorney considers necessary, advisable or complementary in relation to any transaction stipulated in any of the documents mentioned in paragraph 1 above or to the effective exercise of any of the powers granted herein.

4. To appoint attorneys to represent the respective Attorney in the exercise of the powers granted herein, if deemed fit, with powers of substitution.

II. PROPER OFFICERS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company;

(b) Any person from time to time holding the office of President, Principal Executive Officer, Vice President, Principal Financial Officer, Controller, Treasurer or Principal Accounting Officer; and

(c)   Mr. Thomas Degnan, whose personal details are referred to above;

so that any of them (each of them referred to as a "PROPER OFFICER") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. In conjunction with the Issuers and the other Guarantors, to execute and file or cause to be filed with the US Securities and Exchange Commission (the "COMMISSION"):

      (i) a registration statement (the "EXCHANGE REGISTRATION STATEMENT") to register the Exchange Notes and the accompanying Exchange Note Guarantee (collectively, the "EXCHANGE SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

      (ii) in the event the Exchange Offering is not undertaken, or the Registration Rights Agreement otherwise requires, a shelf registration statement (the "SHELF REGISTRATION STATEMENT") to register the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantee (collectively, the "ORIGINAL SECURITIES") under the US Securities Act in accordance with the terms of the Registration Rights Agreement;

2. To prepare, execute and file (i) all reports required of it by the New Indenture or the Commission pursuant to the US Securities Exchange Act;
      (ii) such amendments and supplements to the Exchange Registration Statement, together with such exhibits, letters and other documents, deemed necessary or advisable in order that the Exchange Registration Statement or the Shelf Registration Statement shall become and remain effective under the Securities Act; and (iii) such other documents or statements, and any amendment thereto, necessary or appropriate to obtain any order, approval or certificate of approval of the Commission or any other competent regulatory authority and in connection with the documents and transactions referred to above, in the manner and form that the respective Proper Officer deems fit.

3. To take any and all such actions, to execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above, including but not limited to (i) any and all actions necessary or appropriate to qualify or register for sale all or part of the Original Securities and the Exchange Securities in compliance with the US applicable regulations; (ii) carry out and consummate fully the Exchange Offering in accordance with the terms and procedures set forth in the Exchange Registration Statement and the Registration Rights Agreement, or as may be required by the US Securities Act or the US Exchange Act; and (iii) qualify the New Indenture pursuant to which the Original Securities and Exchange Securities are to be issued in accordance with the provisions of the US Trust Indenture Act.

4. To appoint attorneys to represent the respective Proper Officer in the exercise of the following powers, if deemed fit, with powers of substitution:

      (i) to sign the Exchange Registration Statement or Shelf Registration Statement and any and all amendments thereto and all documents or instruments necessary, appropriate or desirable to enable the Company to comply with the Securities Act any other applicable United States and other laws in connection with the Exchange Offering, and file the same with the Commission; and

      (ii) to perform every act whatsoever, execute and deliver all such other documents, to make such filings, to incur and pay all such fees and expenses deemed necessary, desirable or advisable to carry out fully the intent and purposes of the transactions referred to above.

III. TERMS AND CONDITIONS OF THE POWERS OF ATTORNEY

The powers of attorney hereby granted in Sections I and II above to the Attorneys and the Proper Offices respectively (collectively, the "PROXY-HOLDERS") are subject to the following terms and conditions:

(i)   Delegation

      These powers of attorney are applicable to the persons appointed by a Proxy-holder or pursuant to the powers of substitution granted in accordance with these Minutes (who will then be considered Proxy-holders). A Proxy-holder may execute whatever documents mentioned above on behalf of the Company, even where said Proxy-holder has granted powers of attorney or has made another delegation to third parties.

(ii)  Conflict of interest

      A Proxy-holder may execute whatever documents mentioned above on behalf of the Company or carry out any act (and such document or act shall be valid), even where the Proxy-holder has in any way:

      (a)   an interest in relation to the document or act; or

      (b) any type of relation with any person or entity whatsoever which may have some type of interest with regard to the document or act concerned.

(iii) Indemnity

      The Company shall compensate the Proxy-holder for any loss, cost, charge, liability or expense borne or incurred by the Proxy-holder as a direct or indirect consequence of the exercise of any power hereunder.

(iv)  Revocability

      These powers of attorney may only be revoked by means of written notice from the Company to the respective Proxy-holder. A certificate signed by a Proxy-holder stating that he/she has not received said notification of revocation shall be considered as conclusive evidence of such fact, unless notarial evidence by the Company was provided.

(v)   Personal liability and lack of warranty

      The exercise by a Proxy-holder of any power granted hereunder does not imply for said Proxy-holder or for any entity of which the Proxy-holder is a member or employed:

      (a) any personal liability in connection with the exercise of said power or any consequence thereof; or

      (b) an express or implied warranty of the capacity of the Proxy-holder to exercise such power and of the validity thereof.

IV. CONFIRMATION OF THE APPOINTMENT OF MR. THOMAS DEGNAN AS AUTHORIZED REPRESENTATIVE AND AGENT FOR SERVICE

To confirm the appointment of Mr. Thomas Degnan, whose personal data are referred to above, authorized representative of the Company in the United States and as agent for service of the Company in relation to any registration statements whatsoever and any amendments thereto for purposes of the issue, offer and sale of the Notes pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designations.

V.    CONFIRMATION OF THE DESIGNATION OF CT CORPORATION SYSTEM AS AGENT FOR
      SERVICE

To confirm the designation of the company CT Corporation System, incorporated under the laws of New York, USA, as agent for service of the Company in relation to (i) the Original Securities or the Exchange Securities; (ii) the New Indenture; (iii) the Purchase Agreement; and (iv) the Registration Rights Agreement, as well as the Notes and any guarantees related thereto, pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designation.

FOURTH. - GRANTING OF FORMALIZATION FACULTIES

The Board of Directors unanimously resolves to expressly authorize all members of the Board, as well as the Secretary non-member of the Board of Directors, Ms. Maria Jose Aguilo Garcia and the Vice-Secretary non-member of the Board of Directors, Mr. Nicolas Sierra Munoz, so that any of them, individually, may appear before a notary public and execute any of the foregoing resolutions, granting whatever private or public documents may be necessary for such purposes, with express authorization likewise to grant all such deeds of clarification or correction as needed for the exercise of the powers conferred hereunder and, where applicable, for registration of the same with the relevant domestic or international public registry.

FIFTH. - APPROVAL OF THE MINUTES

To approve the Minutes of the Board of Directors".

In witness hereof, I issue these Minutes with the approval of the Chairman of the Board of Directors, Mr. John Lynch, in Cordoba, on February 17, 2003.

Approval by,



The Chairman of the Board of Directors      The Vice-Secretary of the Board of Directors



/s/ John Lynch                              /s/ Nicolas Sierra Munoz
--------------------------------------      --------------------------------------
Mr. John Lynch                              Mr. Nicolas Sierra Munoz

                                    ANNEX 1

                                   DOCUMENTS

1.    The New Indenture among the Issuers, each Guarantor and the Trustee.

2.    Senior Subordinated Note Guarantee on the terms set forth in the New
      Indenture.

3. Registration Rights Agreement among the Issuers, each Guarantor and the Initial Purchaser.

4. Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement.

5.    Purchase Agreement among the Issuers, each Guarantor and the Initial
      Purchaser.

6.    Exchange Registration Statement by the Issuers and each Guarantor.

7.    Shelf Registration Statement by the Issuers and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Original Securities or Exchange Securities.

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Notes.

12. Any agreements as may be necessary or advisable to effect the appointment of Wells Fargo Bank, National Association, as Trustee for the Notes.

13. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission).

                          BURNS PHILP VENEZUELA, S.A.

[TRANSLATION]
                               POWER OF ATTORNEY

The undersigned, Ruben Eduardo Lujan, Venezuelan, of legal age, bearer of identity card N(o) 11.861.570, acting in my capacity as Attorney-in-Fact of BURNS PHILP VENEZUELA, S.A., a corporation organized and existing under the laws of the Bolivarian Republic of Venezuela, registered with the Fifth Commercial Registry of the Judicial Circuit of the Capital District and State of Miranda on August 22, 2002, under N(o) 23, Volume 694-A-Qto. (hereinafter referred to as the "Company"), and duly authorized herefor as evidenced by a minutes of the Shareholders' Meeting dated January 27, 2003, hereby declare: "On behalf of the Company I grant a special power of attorney, but as broad and sufficient as may be required by law, to Thomas Degnan, Australian citizen, of legal age, domiciled in Australia, bearer of passport number Z8024352; Helen Golding, Australian citizen, of legal age, domiciled in Australia, bearer of passport number L5654261; Allen Hugli, New Zealand citizen, of legal age, domiciled in Australia, bearer of passport number AA448681; Greg Quirk, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E6309682; Philip West, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E7011877; George Petty, US citizen, of legal age, domiciled in the United States of America, bearer of passport number 054972068; Herb Blum, US citizen, of legal age, domiciled in the United States of America, bearer of passport number 110695769; Elizabeth Vuong, Australian citizen, of legal age, domiciled in Australia, bearer of passport number L6453027; and Justin Pelly, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E6320246 (each one of them hereinafter referred to as the "Attorney-in-fact"), so that they, acting jointly or severally, may make, sign, execute, seal (in the case of a deed) and deliver the following documents (each one of them hereinafter referred to as a "Document", and collectively referred to as the "Documents"): (i) any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) the Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture; (iii) the Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (iv) the Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement; (v) the Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (vi) the Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (vii) the Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (viii) any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (hereinafter collectively referred to as the "Original Securities") or the Exchange Notes and the accompanying Exchange Note Guarantees (hereinafter collectively referred to as the "Exchange Securities"); (ix) any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States; (x) any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes; (xii) any agreements as may be necessary or advisable to effect the appointment a Trustee for the Senior Subordinated Notes and the Exchange Notes; and (xiii) any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms); as well as execute any amendments (including by way of an amending agreement to any of such Documents) post signing; supplement, make alterations to and complete any blanks in any Documents; and do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary, advisable or incidental to any transaction or dealing contemplated by any Document. Any one of the Attorneys-in-Fact may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way: (i) interested in the Document or thing; or (ii) connected with a person who is in any way interested in the Document or thing. Any one of the Attorneys-in-Fact may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this power of attorney (other than the power of delegation herein conferred), and may replace such sub-attorney. The Company shall indemnify each Attorney-in-Fact against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney-in-Fact in connection with the exercise of any of the powers and authorities conferred by this power of attorney. The exercise by an Attorney-in-fact of the powers and authorities conferred by this power of attorney does not involve any assumption by that Attorney-in-Fact, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing. Furthermore, the Company ratifies and agrees to ratify everything done or caused to be done by an Attorney-in-Fact under this power of attorney. This power of attorney is executed and delivered in the City of Caracas, Bolivarian Republic of Venezuela, on the date of its authentication before a Notary Public.

/s/ Ruben Eduardo Lujan
--------------------
Ruben Eduardo Lujan
 Attorney-in-Fact

SUDAMERICANA DE LEVADURAS S.A.DE INVERSIONES

TRANSLATION

PAGE 45 -ORIGINAL RECORD A. FIRST COPY. SPECIAL POWER OF ATTORNEY: "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES" in favor of Thomas Degnan et al.

DEED NUMBER TWENTY-ONE

In the City of Buenos Aires, Capital City of the Argentine Republic, on January 10, 2003, THERE APPEARS before me, Authorizing Notary Public: Fernando Carlos WALL, Argentine, married, engineer by profession, holder of the Identity Document (LE) 8,511,729, legally domiciled at Tronador 71 of this City, of age, capable, unto me known, I attest. He appears in his capacity as PRESIDENT of the company doing business under the name "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES", the existence whereof and the capacity invoked he evidences:
First: COMPANY'S EXISTENCE: a) Through the articles of incorporation dated October 8, 1990, transcribed into page 1097 and its supplementary deed dated October 29, 1990, transcribed into page 1189, both of the Register 190 of this City in the charge of Notary Public Napoleon Paz, certified copies whereof were jointly registered with the General Inspection of Corporations on November 9, 1990, under number 8333, Book 108, Volume "A" of Corporations; b) Through the deed whereby the Corporate Capital was increased and the Bylaws were amended, dated February 14, 1991, transcribed into page 138 of the aforementioned Register and Notary Public, certified copy whereof was registered with the General Inspection of Corporations on May 8, 1991 under number 2577, Book 109, Volume "A" of Corporations; c) Through the private instrument whereby the Corporate Capital was increased and article three of the Bylaws was amended, dated October 4, 1994, registered with the General Inspection of Corporations on March 17, 1995, under number 2250, Book 116, Volume "A" of Corporations; and d) Through the private instrument whereby the corporate domicile was changed, dated July 14, 1993, registered with the General Inspection of Corporations on August 4, 1993, under number 7118, Book 113, Volume "A" of Corporations; certified copies of these instruments are appended on page 3054 of this Register, Original Record of the year 1995, I attest. Second: CAPACITY INVOKED BY THE APPEARING
PARTY: a) Through the General Ordinary Shareholders' Meeting's Minutes dated August 15, 2001, appointing the members of the Board of Directors, and b) Through the Board of Directors' Meeting's Minutes dated August 15, 2001, allocating positions in the Board of Directors, the appearing party having been vested with the capacity invoked; certified copies of these minutes are appended on page 349 of this Register, Original Record of the year 2002, I attest. THE AUTHORIZATION for the purposes hereof arises from the Board of Directors' Meeting's Minutes dated January 10, 2003, the original whereof I have before me and their relevant parts are transcribed as follows: "In the City of Buenos Aires, on January 10, 2003, at 9 a.m., the undersigned Directors of SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES (SALSA) held a meeting at the corporate premises. The Syndic was present. The meeting was chaired by the Company's President, Mr. Fernando Wall, who informed those presents that for the purpose of providing part of the financing necessary to consummate the takeover bid for all the issued ordinary shares in Goodman Fielder Limited and/or financing for working capital and other general corporate purposes, the Company's controlling shareholder - i.e. the Burns Philp Group -headed by Burns Philp & Company Limited, proposed to make a high yield new note issue into the United States through Burns
Philp Capital Pty. Limited, which notes shall be subordinate in right of payment to the senior debt of Burns Philp Group, and requested that the Company grant a guaranty for such new note issue. In such regard, the Chairman tabled: (a) a draft Power of Attorney in relation to the execution of documents in respect of a proposed issue of Original Securities and Exchange Securities (both as defined below); (b) an indenture dated June 21, 2002 among Burns Philp Capital Pty. Limited (the Issuer),each Guarantor (as defined below) and Bank of New York as Trustee (the Indenture); (c) an Explanatory Memorandum entitled "Project Test:
High Yield Notes Explanatory Memorandum" (the Explanatory Memorandum); and (d) a Group Solvency Report. The Chairman noted that the following documents, referred to in the Explanatory Memorandum, are still in the process of being drafted: (a) Purchase Agreement among the Issuer, each Guarantor and the Initial Purchaser (as defined below) (the Purchase Agreement); and (b) Registration Rights Agreement among the Issuer, each Guarantor and the Initial Purchaser (as defined below) (the Registration Rights Agreement), and that drafts of these documents are available on request. In addition, the Chairman noted that, in the event it was determined by a Committee of the Board of Directors of Burns, Philp & Company Limited (the Parent) comprising Graeme Hart and Thomas Degnan (the Pricing Committee),in its discretion, that the proposed issue of Senior Subordinated Notes (as defined below) should be made not as an additional issue of debt securities under the Indenture, but as a separate new issue of debt securities under a new indenture (the New Indenture) between the Issuer, each Guarantor (as defined below) and Bank of New York as Trustee, the New Indenture would be drafted. The Chairman also noted that, in the event a New Indenture was to be executed, the Pricing Committee, in its discretion, also may determine that the Notes would be issued by the Issuer and a US incorporated co-issuer or co-obligor (the Co-Issuer). The terms of the New Indenture are expected to be substantially similar to the terms of the Indenture, and a draft of the New Indenture will be available on request. The Chairman also noted that the Preliminary Confidential Offering Circular by the Issuer in relation to the Senior Subordinated Notes, also referred to in the Explanatory Memorandum, has been substantially finalized and is available on request. The Chairman referred to the tabled documents and reported to the meeting that: ... (a) ... (b) ...
(c) ... (d) ... (e) ... (f) ... (g) ... (h) ... (i) ... (j) ... (k) ... (l) ...
(m) ... (n) ...(o)...(p)...(q)...(r)...(s)... (t) ...(u)...(v)...(w)...(x) Power
of Attorney: to grant a special power of attorney in favor of Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philip West and Elizabeth Vuong (domiciled at Level 23, 56 Pitt Street, Sydney, New South Wales), George Petty (domiciled at 921, 98th Avenue, Oakland, CA 94603, United States of America), Herb Blum (domiciled at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America), Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen (domiciled at MLC Centre, Martin Place, Sydney, New South Wales) (each an Attorney) so that any Attorney, with or without the other, with full powers of substitution, acting in the name and on behalf of Sudamericana de Levaduras S.A. de Inversiones, may perform the following acts: I. Make, sign, execute, seal (in the case of a deed) and deliver the following document or documents (each a Document) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing:
(i) any Indenture between Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture;
(iii) Registration Rights Agreement between Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (iv) Exchange Note Guarantee on the terms set forth in the Registration Rights Agreement; (v) Purchase Agreement between
Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (vi) Exchange Registration Statement by Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (vii) Shelf Registration Statement by Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (viii) Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Note Guarantees (the Original Securities) or the Exchange Notes and the accompanying Exchange Note Guarantees (the Exchange Securities); (ix) Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States; (x) Any agreements as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes (xii) Any agreements as may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes; and (xiii) Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms). 11. Supplement, make alterations to and complete any blanks in any Document. 111. Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document. It is expressly put on record that an Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney. The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney. An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way interested in the Document or Additional Document or thing; or connected with a person who is in any way interested in the Document or Additional Document or thing. The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed. The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact. The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing. The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so. It was likewise resolved to authorize the President to formalize the power of attorney granted, whether by incorporating it into a public deed or formalizing it as a private instrument -(y)...There being no further matters to deal with, the meeting rose at 12 a.m. There follow illegible signatures". IT IS TRUE COPY of the referenced minutes, the relevant parts whereof were transcribed into these presents, I attest. And the appearing party in the capacity invoked and evidenced STATES that: He grants a SPECIAL POWER OF ATTORNEY in favor of Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philip West and Elizabeth Vuong (domiciled at Level 23, 56 Pitt Street, Sydney, New South Wales), George Petty (domiciled at 921, 98th Avenue, Oakland, CA 94603, United States of America), Herb Blum (domiciled at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America), Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen (domiciled at MLC Centre, Martin Place, Sydney, New South Wales) (each an Attorney) so that any Attorney, with or without the other, with full powers of substitution, acting in the name and on behalf of "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES", may perform all the acts mentioned in the above transcribed minutes, exercising all the acts arising therefrom and which are fully reproduced herein for all pertinent purposes, I attest. - HAVING THESE PRESENTS BEEN READ, the appearing party delivers and executes same, before me, Authorizing Notary Public, I attest. Fernando Carlos WALL -There appear a seal and a signature -Before me: NOTARY PUBLIC ARTURO JOSE SALA - IT CORRESPONDS TO ITS ORIGINAL executed before me and entered on page 45, Original Record A of the Registry 375, in my charge. FOR THE ATTORNEYS-IN-FACT I issue a 4-page FIRST COPY of the Notarial Record, consecutively numbered from N001714302 to this one, inclusive. I affix my seal and signature at the place and on the date of delivery.

/s/ Arturo Jose Sala
Arturo Jose Sala
Notary Public. Enrolment 4491.

                             LEVADURA URUGUAYA S.A.

TRANSLATION

                               Power of Attorney


On January 9, 2003 in Montevideo, Uruguay, LEVADURA URUGUAYA S.A. hereby grants a special power of attorney in favor of Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Phillip West and Elizabeth Vuong (domiciled at Level 23, 56 Pitt Street, Sydney, New South Wales), George Petty (domiciled at 921, 98th Avenue, Oakland, CA 94603, United States of America), Herb Blum (domiciled at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America), Justin Pelly, Melita Cottrel, Patrick Lowden and Tuyet Nguyen (domiciled at MLC Centre, Martin Place, Sydney, New South Wales) (each an ATTORNEY) so that any Attorney, with or without the other, will full powers of substitution, acting in the name and on behalf of Levadura Uruguaya S.A., may perform the following acts: I. Make, Sign, execute, seal (in the case of a deed) and deliver the following document or documents (each a Document) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing: (i) and Indenture between Burns Philp Capital Pty. Limited (and, if applicable any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) Senior Subordinated Note Guarantee on the terms set forth in the relevant Indenture; (iii) Registration Rights Agreement between Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (iv) Exchange Note Guarantee on the terms set fourth in the Registration Agreement; (v) Purchase Agreement between Burn Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (vi) Exchange Registration Statement by Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor; (vii) Shelf Registration Statement by Burns Philp Capital Pty. Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor; (viii) Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United State Securities and Exchange Commission or any other relevant regulatory authority in connection with the Senior Subordinated Notes and the accompanying Senior Subordinated Notes Guarantees (the Original Securities) or the Exchange Notes and the accompanying Exchange Notes Guarantees (the Exchange Securities); (ix) Any papers and documents including, but not limited to, application , reports, surety bonds, irrevocable consents and appointment of attorneys for service of process, necessary or advisable to qualify or register for sale of Original Securities or the Exchange Securities in various states of the United States; (x) Any agreement as may be necessary or advisable to effect the inclusion of the Senior Subordinated Notes and the Exchange Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Senior Subordinated Notes and the Exchange Notes; (xii) Any agreements may be necessary or advisable to effect the appointment of Bank of New York, as Trustee for the Senior Subordinated Notes and the Exchange Notes; and (xiii) Any documents which relevant Attorney thinks necessary, advisable or incidental in connection with any other Documents or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission. Office of State Revenue, and Land Titles Office forms). II. Supplement, make alteration to and complete any blanks in any Document. III. Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental or any transaction or dealing contemplated by any Document. It is expressly put on record that an Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney. The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney. An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way interested in the Document or Additional Document or thing; or connected with a person who is in any way interested in the Document or Additional Document or thing. The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed. The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact. The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing. The Principal shall, if necessary, register this deed wherever requiring to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

                           p. LEVADURA URUGUAYA S.A.

/s/ Christiam Olt Acosta y Lara           /s/ Fernando Wall
-------------------------------           -----------------------------------
Christiam Olt Acosta y Lara               Fernando Wall